As filed with the Securities and Exchange
                   Commission on March 26, 2003

                                               File No. 333-08153
                                                        811-07707

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                _________________________________

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 10        X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 11               X

       ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                     _______________________

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of Communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

     It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) |X| on March 31, 2003 pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of rule 485.

     If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The
AllianceBernstein
Value Funds


A family of value-oriented mutual funds.

Prospectus


March 31, 2003

Domestic Value Funds

      >     AllianceBernstein Value Fund

      >     AllianceBernstein Small Cap Value Fund

      >     AllianceBernstein Growth and Income Fund

      >     AllianceBernstein Disciplined Value Fund

      >     AllianceBernstein Balanced Shares

      >     AllianceBernstein Utility Income Fund

      >     AllianceBernstein Real Estate Investment Fund

International Value Funds

      >     AllianceBernstein International Value Fund

      >     AllianceBernstein Global Value Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page
RISK/RETURN SUMMARY.......................................................     3
AllianceBernstein Value Fund..............................................     4
AllianceBernstein Small Cap Value Fund....................................     5
AllianceBernstein Growth and Income Fund..................................     6
AllianceBernstein Disciplined Value Fund..................................     7
AllianceBernstein Balanced Shares.........................................     8
AllianceBernstein Utility Income Fund.....................................     9
AllianceBernstein Real Estate Investment Fund.............................    10
AllianceBernstein International Value Fund................................    11
AllianceBernstein Global Value Fund.......................................    12

SUMMARY OF PRINCIPAL RISKS................................................    13

PRINCIPAL RISKS BY FUND...................................................    14

FEES AND EXPENSES OF THE FUNDS............................................    15

GLOSSARY..................................................................    17

DESCRIPTION OF THE FUNDS..................................................    17
Investment Objectives and Principal Policies..............................    18
Description of Additional Investment Practices............................    26
Additional Risk Considerations............................................    33

MANAGEMENT OF THE FUNDS...................................................    36

PURCHASE AND SALE OF SHARES...............................................    37
How The Funds Value Their Shares..........................................    37
How To Buy Shares.........................................................    37
How To Exchange Shares....................................................    37
How To Sell Shares........................................................    38

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................    38

DISTRIBUTION ARRANGEMENTS.................................................    39

GENERAL INFORMATION.......................................................    40

FINANCIAL HIGHLIGHTS......................................................    41


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY


The following is a summary of certain key information about The
AllianceBernstein Value Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                                        1 Year      Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                     -16.97%       -7.65%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions                         -17.19%       -7.89%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares                   -10.42%       -6.19%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                     -17.37%       -7.61%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                     -14.79%       -6.00%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
1000 Value        for fees, expenses,
Index             or taxes)                             -15.52%       -9.04%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date is 3/29/01 for Class A, Class B and Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -13.30
--------------------------------------------------------------------------------
93      94      95      96      97      98      99      00      01       02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 9.90%, 4th quarter, 2002; and Worst Quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                       Since
                                                        1 Year       Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                     -12.13%        3.18%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions                         -12.35%        2.70%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares                    -7.45%        2.32%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                     -12.43%        3.41%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                      -9.70%        5.01%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
2500              for fees, expenses,
Value Index       or taxes)                              -9.87%        0.51%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
2500              for fees, expenses,
Index             or taxes)                             -17.80%       -5.19%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date is 3/29/01 for Class A, Class B and Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -8.20
--------------------------------------------------------------------------------
93      94      95      96      97      98      99      00      01       02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 10.35%, 4th quarter, 2002; and Worst Quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in securities of non-U.S. issuers have non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                              1             5             10
                                            Year          Years         Years**
--------------------------------------------------------------------------------
Class       Return Before Taxes             -29.71%          1.05%         9.35%
A***        --------------------------------------------------------------------
            Return After Taxes
              on Distributions              -29.94%         -0.41%         6.63%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Fund Shares           -18.23%          0.69%         6.75%
--------------------------------------------------------------------------------
Class B     Return Before Taxes             -30.17%          1.16%         9.18%
--------------------------------------------------------------------------------
Class C     Return Before Taxes             -27.72%          1.23%         9.00%
--------------------------------------------------------------------------------
Russell     (reflects no
1000          deduction for
Value         fees, expenses,
Index         or taxes)                     -15.52%          1.16%        10.80%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 5/3/93 for Class C shares. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.96   -4.20   37.86   24.13   28.86    21.23    10.78    13.64   -1.84   -26.57
--------------------------------------------------------------------------------
 93      94     95      96      97       98       99       00       01      02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Disciplined Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. issuers, it may have non-U.S. investment risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                                        1 Year      Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                     -25.50%       -0.64%
                ----------------------------------------------------------------
                Return After Taxes
                  on Distributions                      -25.50%       -0.73%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares                   -15.65%       -0.55%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                     -25.81%       -0.20%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                     -23.50%        0.09%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
1000              for fees, expenses,
Value Index       or taxes)                             -15.52%       -5.14%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date is 12/22/99 for Class A, Class B and Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a    19.49    6.60   -22.19
--------------------------------------------------------------------------------
93      94      95      96      97      98      99      00       01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.34%, 2nd quarter, 2001; and Worst Quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in securities of non-U.S. issuers, your investment has non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                              1              5             10
                                             Year          Years         Years**
--------------------------------------------------------------------------------
Class       Return Before Taxes            -14.52%         3.51%         8.04%
A***        --------------------------------------------------------------------
            Return After Taxes
              on Distributions             -15.28%         1.44%         5.20%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Fund Shares           -8.90%         2.11%         5.37%
--------------------------------------------------------------------------------
Class B     Return Before Taxes            -14.75%         3.65%         7.83%
--------------------------------------------------------------------------------
Class C     Return Before Taxes            -12.23%         3.65%         7.69%
--------------------------------------------------------------------------------
S&P         (reflects no
500           deduction for
Index         fees, expenses,
              or taxes)                    -22.09%        -0.58%         9.34%
--------------------------------------------------------------------------------
Lehman      (reflects no
Gov't/        deduction for
Credit        fees, expenses,
Bond          or taxes)
Index                                       11.04%         7.62%         7.61%
--------------------------------------------------------------------------------
Solomon     (reflects no
1 year        deduction for
Treasury      fees, expenses,
Index         or taxes)                      3.30%         5.51%         5.38%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 5/3/93 for Class C shares. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.93   -5.79   26.64   9.36    27.13    15.75    4.90     12.48    1.79   -10.73
--------------------------------------------------------------------------------
 93      94     95      96      97       98       99       00       01      02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                        Since
                                               1 Year      5 Years   Inception**
--------------------------------------------------------------------------------
Class A***       Return Before Taxes           -23.14%       0.85%      5.85%
                 ---------------------------------------------------------------
                 Return After Taxes
                   on Distributions            -23.74%      -0.63%      4.02%
                 ---------------------------------------------------------------
                 Return After Taxes on
                   Distributions and
                   Sale of Fund Shares         -14.19%       0.25%      4.01%
--------------------------------------------------------------------------------
Class B          Return Before Taxes           -23.39%       1.02%      5.69%
--------------------------------------------------------------------------------
Class C          Return Before Taxes           -21.00%       1.02%      5.60%
--------------------------------------------------------------------------------
NYSE             (reflects no deduction
Utilities          for fees, expenses,
Index              or taxes)                   -29.34%      -7.01%     -0.40%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception Date is 10/18/93 for Class A shares and Class B shares, and 10/27/93 for Class C shares. Since inception index returns are from 10/31/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a   -10.94   22.93   8.28    30.65    24.38    18.01    14.54   -19.30  -19.73
--------------------------------------------------------------------------------
 93      94     95      96      97       98       99       00       01      02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                        Since
                                               1 Year      5 Years   Inception**
--------------------------------------------------------------------------------
Class A***       Return Before Taxes            -1.51%       0.40%       6.80%
                 ---------------------------------------------------------------
                 Return After Taxes
                   on Distributions             -2.70%      -1.32%       5.02%
                 ---------------------------------------------------------------
                 Return After Taxes on
                   Distributions and
                   Sale of Fund Shares          -0.91%      -0.59%       4.61%
--------------------------------------------------------------------------------
Class B          Return Before Taxes            -1.75%       0.55%       6.79%
--------------------------------------------------------------------------------
Class C          Return Before Taxes             1.20%       0.56%       6.80%
--------------------------------------------------------------------------------
S&P 500          (reflects no deduction
Index              for fees, expenses,
                   or taxes)                   -22.09%      -0.58%       5.18%
--------------------------------------------------------------------------------
NAREIT           (reflects no deduction
Equity             for fees, expenses,
Index              or taxes)                     3.82%       3.30%       8.27%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    Inception Date is 10/1/96 for Class A, Class B and Class C shares.


***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a    22.98   -20.22   -6.70    26.58    9.83   2.89
--------------------------------------------------------------------------------
93      94      95      96      97       98       99       00      01     02


                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.54%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                   Since
                                                      1 Year     Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                   -7.30%       -4.48%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions                       -7.58%       -4.64%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and Sale
                  of Fund Shares                      -4.39%       -3.62%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                   -7.69%       -4.27%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                   -4.63%       -2.61%
--------------------------------------------------------------------------------
MSCI EAFE      (reflects no deduction
Index             for fees, expenses,
                  or taxes)                          -15.66%      -13.89%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date is 3/29/01 for Class A, Class B and Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -3.20
--------------------------------------------------------------------------------
93      94      95      96      97      98      99      00      01       02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.86%, 4th quarter, 2002; and Worst Quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                                     1 Year         Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                  -18.34%         -12.05%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions                      -18.51%         -12.16%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and Sale
                  of Fund Shares                     -11.21%          -9.58%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                  -18.63%         -12.02%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                  -16.16%         -10.42%
--------------------------------------------------------------------------------
MSCI            (reflects no deduction
World             for fees, expenses,
Index             or taxes)                          -19.54%         -13.87%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date is 3/29/01 for Class A, Class B and Class C shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   -14.74
--------------------------------------------------------------------------------
93      94      95      96      97      98      99      00      01       02

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.51%, 4th quarter, 2002; and Worst Quarter was down -20.62%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the Funds are subject to industry/sector risk except AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares.


CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Disciplined Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in fixed-income securities, such as AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK


This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. issuers are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein
Global Value Fund.


MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.


ALLOCATION RISK

AllianceBernstein Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


-----------------------------------------------------------------------------------------------------------------------------------
                                 Industry/  Capital-   Interest             Derivative   Non-U.S.
                        Market    Sector     ization     Rate     Credit   and Leverage Investment  Currency  Management Allocation
Fund                     Risk      Risk       Risk       Risk      Risk        Risk        Risk       Risk       Risk       Risk
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Fund                 o         o                               o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund       o         o          o                    o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth and Income
Fund                       o                               o         o                                             o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund     o         o          o                                            o           o         o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Shares            o                               o         o                       o           o         o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Utility Income Fund        o         o                     o         o                                             o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Real Estate
Investment Fund            o         o                     o         o                                             o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International
Value Fund                 o         o          o                    o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund          o         o          o                    o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                     Class A Shares   Class B Shares   Class C Shares
                                                     --------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  4.25%            None             None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)             None             4.0%*            1.0% **

Exchange Fee                                         None             None             None


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge (CDSC) decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
**    For Class C shares the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                   Operating Expenses                                                       Examples
----------------------------------------------------------   -----------------------------------------------------------------------
AllianceBernstein
Value Fund                      Class A   Class B  Class C                      Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------  -------                      -------   --------    ---------  --------  ---------
  Management fees                  .75%      .75%     .75%   After 1 year       $   566   $   621     $   221     $   319   $   219
  Distribution (12b-1) fees        .30%     1.00%    1.00%   After 3 years      $   864   $   882     $   682     $   676   $   676
  Other expenses                   .40%      .43%     .41%   After 5 years      $ 1,183   $ 1,169     $ 1,169     $ 1,159   $ 1,159
                                 -----     -----    -----
  Total Fund operating                                       After 10 years     $ 2,087   $ 2,329(a)  $ 2,329(a)  $ 2,493   $ 2,493
     expenses                     1.45%     2.18%    2.16%
                                 =====     =====    =====
AllianceBernstein
Small Cap Value Fund            Class A   Class B  Class C                      Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------  -------                      -------   --------    ---------  --------  ---------
  Management fees                 1.00%     1.00%    1.00%   After 1 year       $   561   $   613     $   213     $   313   $   213
  Distribution (12b-1) fees        .30%     1.00%    1.00%   After 3 years (d)  $   932   $   947     $   747     $   743   $   743
  Other expenses                   .51%      .53%     .51%   After 5 years (d)  $ 1,327   $ 1,307     $ 1,307     $ 1,299   $ 1,299
                                 -----     -----    -----
  Total Fund operating                                       After 10 years (d) $ 2,429  $ 2,656(a)   $ 2,656(a)  $ 2,815   $ 2,815
     expenses                     1.81%     2.53%    2.51%
                                 =====     =====    =====
  Waiver and/or expense
     reimbursement (b)            (.41)%    (.43)%   (.41)%
                                 =====     =====    =====
  Net expenses                    1.40%     2.10%    2.10%
                                 =====     =====    =====

AllianceBernstein Growth
and Income Fund                 Class A   Class B  Class C                      Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------  -------                      -------   --------    ---------  --------  ---------
  Management fees                  .61%      .61%     .61%   After 1 year       $   536   $   591     $   191     $   289   $   189
  Distribution (12b-1) fees        .28%     1.00%    1.00%   After 3 years      $   772   $   791     $   591     $   585   $   585
  Other expenses                   .25%      .27%     .25%   After 5 years      $ 1,026   $ 1,016     $ 1,016     $ 1,006   $ 1,006
                                 -----     -----    -----
  Total Fund operating expenses   1.14%     1.88%    1.86%   After 10 years     $ 1,752   $ 2,008(a)  $ 2,008(a)  $ 2,180   $ 2,180
                                 =====     =====    =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 16.

                   Operating Expenses                                                       Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund          Class A   Class B   Class C                     Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------   -------                     -------   --------    ---------  --------  ---------
  Management fees                  .75%      .75%      .75%  After 1 year       $   580   $   635     $   235     $   333   $   233
  Distribution (12b-1) fees        .30%     1.00%     1.00%  After 3 years      $   906   $   924     $   724     $   718   $   718
  Other expenses                   .54%      .57%      .55%  After 5 years      $ 1,254   $ 1,240     $ 1,240     $ 1,230   $ 1,230
                                 -----     -----    ------
  Total Fund operating expenses   1.59%     2.32%     2.30%  After 10 years     $ 2,234   $ 2,474(a)  $ 2,474(a)  $ 2,636   $ 2,636
                                 =====     =====    ======

AllianceBernstein
Balanced Shares                 Class A   Class B   Class C                     Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------   -------                     -------   --------    ---------  --------  ---------
  Management fees                  .50%      .50%      .50%  After 1 year       $   532   $   587     $   187     $   287   $   187
  Distribution (12b-1) fees        .28%     1.00%     1.00%  After 3 years      $   760   $   779     $   579     $   579   $   579
  Other expenses                   .32%      .34%      .34%  After 5 years      $ 1,005   $   995     $   995     $   995   $   995
                                 -----     -----    ------
  Total Fund operating expenses   1.10%     1.84%     1.84%  After 10 years     $ 1,708   $ 1,965(a)  $ 1,965(a)  $ 2,159   $ 2,159
                                 =====     =====    ======

AllianceBernstein
Utility Income Fund             Class A   Class B   Class C                     Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------   -------                     -------   --------    ---------  --------  ---------
  Management fees                  .75%      .75%      .75%  After 1 year       $   571   $   623     $   223     $   323   $   223
  Distribution (12b-1) fees        .30%     1.00%     1.00%  After 3 years (d)  $   901   $   917     $   717     $   715   $   715
  Other expenses                   .56%      .59%      .58%  After 5 years (d)  $ 1,254   $ 1,238     $ 1,238     $ 1,234   $ 1,234
                                 -----     -----     -----
  Total Fund operating expenses   1.61%     2.34%     2.33%  After 10 years (d) $ 2,246   $ 2,483(a)  $ 2,483(a)  $ 2,656   $ 2,656
                                 =====     =====    ======
  Waiver and/or expense
     reimbursement (c)            (.11)%    (.14)%    (.13)%
                                 =====     =====    ======
  Net expenses                    1.50%     2.20%     2.20%
                                 =====     =====    ======
AllianceBernstein
Real Estate
Investment Fund                 Class A   Class B   Class C                     Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------   -------                     -------   --------    ---------  --------  ---------
  Management fees                  .90%      .90%      .90%  After 1 year       $   595   $   650     $   250     $   349   $   249
  Distribution (12b-1) fees        .30%     1.00%     1.00%  After 3 years      $   953   $   970     $   770     $   767   $   767
  Other expenses                   .55%      .57%      .56%  After 5 years      $ 1,334   $ 1,316     $ 1,316     $ 1,311   $ 1,311
                                 -----     -----     -----
  Total Fund operating expenses   1.75%     2.47%     2.46%  After 10 years     $ 2,400   $ 2,629(a)  $ 2,629(a)  $ 2,796   $ 2,796
                                 =====     =====     =====

AllianceBernstein
International Value Fund        Class A   Class B   Class C                     Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------   -------                     -------   --------    ---------  --------  ---------
  Management fees                 1.00%     1.00%     1.00%  After 1 year       $   542   $   593     $   193     $   293   $   193
  Distribution (12b-1) fees        .30%     1.00%     1.00%  After 3 years (d)  $   990   $   991     $   791     $   804   $   804
  Other expenses                   .89%      .84%      .90%  After 5 years (d)  $ 1,463   $ 1,416     $ 1,416     $ 1,440   $ 1,440
                                 -----     -----     -----
  Total Fund operating                                       After 10 years (d) $ 2,767   $ 2,943(a)  $ 2,943(a)  $ 3,152   $ 3,152
     expenses                     2.19%     2.84%     2.90%
                                 =====     =====     =====
  Waiver and/or expense
     reimbursement (b)            (.99)%    (.94)%   (1.00)%
                                 =====     =====    ======
  Net expenses                    1.20%     1.90%     1.90%
                                 =====     =====    ======

AllianceBernstein
Global Value Fund               Class A   Class B   Class C                     Class A   Class B+    Class B++  Class C+  Class C++
                                -------   -------   -------                     -------   --------    ---------  --------  ---------
  Management fees                 1.00%     1.00%     1.00%  After 1 year       $   571   $   623     $   223     $   323   $   223
  Distribution (12b-1) fees        .30%     1.00%     1.00%  After 3 years (d)  $ 1,097   $ 1,111     $   911     $   885   $   885
  Other expenses                  1.29%     1.29%     1.16%  After 5 years (d)  $ 1,648   $ 1,623     $ 1,623     $ 1,571   $ 1,571
                                 -----     -----     -----
  Total Fund operating                                       After 10 years (d) $ 3,148   $ 3,351(a)  $ 3,351(a)  $ 3,400   $ 3,400
     expenses                     2.59%     3.29%     3.16%
                                 =====     =====     =====
  Waiver and/or expense
     reimbursement (b)           (1.09)%   (1.09)%    (.96)%
                                 =====     =====    ======
  Net expenses                    1.50%     2.20%     2.20%
                                 =====     =====    ======


--------------------------------------------------------------------------------

+     Assumes redemption at the end of period.

++    Assumes no redemption at end of period.

(a)   Assumes Class B shares convert to Class A shares after eight years.


(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares and 3.20% for Class B and Class C shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES and INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.


Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.


Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund


AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.


The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.

The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Small Cap Value Fund


AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2003, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.


Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.


AllianceBernstein Growth and Income Fund

AllianceBernstein Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in securities of non-U.S. issuers. Since the purchase of securities of non-U.S. issuers entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

      o Purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

      o Make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

AllianceBernstein Disciplined Value Fund


AllianceBernstein Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.


Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.


Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. issuers.


The Fund also may:


      o     Invest in convertible securities and rights and warrants;


      o For hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

      o For hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

AllianceBernstein Balanced Shares

AllianceBernstein Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

      o Enter into contracts for the purchase or sale for future delivery of foreign currencies;

      o Purchase and sell forward and futures contracts and options on these securities for hedging purposes;

      o Purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

      o Subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

      o Make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


AllianceBernstein Utility Income Fund

AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:


      o     Invest up to 30% of its net assets in convertible securities;

      o     Invest up to 5% of its net assets in rights or warrants;

      o Invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";


      o Write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;


      o Purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;


      o Enter into the purchase or sale of futures contracts on fixed-income securities or non-U.S. currencies, or futures contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

      o Purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

      o     Purchase or sell forward contracts;

      o Enter into interest rate swaps and purchase or sell interest rate caps and floors;

      o     Enter into forward commitments;

      o     Enter into standby commitment agreements;

      o     Make short sales of securities or maintain a short position;

      o Make secured loans of portfolio securities of up to 20% of its total assets; and

      o     Enter into repurchase agreements for U.S. Government securities.


The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.


The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit-quality deterioration, subsequent to purchase by the Fund.

The Fund also may:


      o     Invest up to 15% of its net assets in convertible securities;

      o     Enter into forward commitments;

      o     Enter into standby commitment agreements;

      o Make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

      o     Invest up to 10% of its net assets in rights or warrants;

      o     Make loans of portfolio securities of up to 25% of its total assets;
            and

      o     Enter into repurchase agreements of up to seven days' duration.


Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein International Value Fund


AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:


      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and


      o     Enter into repurchase agreements.

AllianceBernstein Global Value Fund


AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Bernstein. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities.

AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitutute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.


Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.


Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund and a substantial portion of the assets of AllianceBernstein Disciplined Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.


Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline.

In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                                 Fee as
                                              percentage of
                                              average daily           Fiscal
Fund                                           net assets           Year Ended
--------                                      -------------        ------------

AllianceBernstein Value Fund.........              .75               11/30/02
AllianceBernstein
  Small Cap Value Fund...............              .61*              11/30/02
AllianceBernstein Growth
  and Income Fund....................              .61               10/31/02
AllianceBernstein
  Disciplined Value Fund.............              .75               11/30/02
AllianceBernstein
  Balanced Shares....................              .50                7/31/02
AllianceBernstein
  Utility Income Fund................              .62*              11/30/02
AllianceBernstein
  Real Estate
  Investment Fund....................              .90               11/30/02
AllianceBernstein
  International Value Fund...........              .17*              11/30/02
AllianceBernstein
  Global Value Fund..................              .55*              11/30/02


--------------------------------------------------------------------------------

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CBRE. CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.


PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                      Principal Occupation
                                                      During the Past
Fund                  Employee; Year; Title           Five (5) Years
--------------------------------------------------------------------------------

AllianceBernstein     Marilyn G. Fedak; since         Executive Vice President
Value Fund            inception--Executive            and Chief Investment
                      Vice President of Alliance      Officer--U.S.Value
                      Capital Management              Equities and an
                      Corporation("ACMC")**           Executive Vice President
                      and Chief Investment            of ACMC since October
                      Officer-U.S. Value              2000. Prior thereto, she
                      Equities                        was Chief Investment
                                                      Officer and Chairman of
                                                      the U.S. Equity Investment
                                                      Policy Group at Sanford C.
                                                      Bernstein & Co., Inc.
                                                      ("SCB") since prior to
                                                      1998.

                      Ranji H. Nagaswami; since       Senior Vice President
                      2003--Senior Vice President     of ACMC since 1999.
                      of ACMC                         Prior thereto, she was
                                                      managing director and
                                                      co-head of U.S. Fixed
                                                      Income at UBS Brinson
                                                      since prior to 1998.

                                                      Principal Occupation
                                                      During the Past
Fund                  Employee; Year; Title           Five (5) Years
--------------------------------------------------------------------------------

AllianceBernstein     Joseph G. Paul; since 2002      Senior Vice President
Small Cap             --Senior Vice President of      of ACMC and Chief
Value Fund            ACMC and Chief Investment       Investment Officer--Small
                      Officer of Small Cap Value      Cap Value Equities since
                      Equities                        2002. He is also Chief
                                                      Investment Officer of
                                                      Advanced Value at ACMC
                                                      since October 2000 and
                                                      held the same position at
                                                      SCB since prior to 1998.

AllianceBernstein     Paul Rissman; since 1994                   *
Growth and Income     --Executive Vice President
Fund                  of ACMC

                      Craig Ayers; since 2002                    *
                      --Vice President of ACMC

                      Aryeh Glatter; since 2002                  *
                      --Senior Vice President
                      of ACMC

                      Susanne M. Lent; since 2002                *
                      --Senior Vice President
                      of ACMC

AllianceBernstein     Paul Rissman; since 1997                   *
Balanced Shares       --(see above)

AllianceBernstein     Paul Rissman; since 1996--                 *
Utility Income Fund   (see above)

                      Annie Tsao, since 2003--                   *
                      Senior Vice President of ACMC

AllianceBernstein     Daniel G. Pine; since 1996--               *
Real Estate           Senior Vice President of
Investment Fund       ACMC

                      David Kruth; since 1997--                  *
                      Vice President of ACMC

AllianceBernstein     Andrew S. Adelson; since        Executive Vice President
International         inception--Executive Vice        and Chief Investment
Value Fund            President of ACMC and           Officer of International
                      Chief Investment Officer        Value Equities of ACMC
                      of International Value          since October 2000.
                      Equities                        Prior thereto, he was the
                                                      Chief Investment Officer
                                                      of International Value
                                                      Equities at SCB since
                                                      prior to 1998.

                      Kevin F. Simms; since           Senior Vice President
                      inception--Senior Vice          and Director of Research
                      President of ACMC and           for International Value
                      Director of Research            and Global ValueEquities
                      for International Value         at ACMC since October
                      and Global Value Equities       2000. Prior thereto, he
                                                      was Director of Research
                                                      for Emerging-Markets
                                                      Equities at SCB since
                                                      prior to 1998.

AllianceBernstein     Andrew S. Adelson; since        (see above)
Global Value Fund     inception--(see above)

                      Kevin F. Simms; since           (see above)
                      inception--(see above)


--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.


**    The sole general partner of Alliance.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES


You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc.


Minimum investment amounts are:

   o Initial:                           $1,000
   o Subsequent:                        $   50
   o Automatic Investment Program:      $   25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.


A Fund is currently required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' notice.

HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


      o     Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

      o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power form, along with certificates, to:


                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S. income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                                      Commission

                                       Initial Sales Charge           to Dealer/
                                                                        Agent as
                                       As % of          As % of          % of
                                      Net Amount       Offering        Offering
Amount Purchased                       Invested          Price           Price
--------------------------------------------------------------------------------

Up to $100,000                           4.44%            4.25%          4.00%
$100,000 up to $250,000                  3.36             3.25           3.00
$250,000 up to $500,000                  2.30             2.25           2.00
$500,000 up to $1,000,000                1.78             1.75           1.50


You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.


CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE


You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                Years Since Purchase              CDSC
                First                             4.0%
                Second                            3.0%
                Third                             2.0%
                Fourth                            1.0%
                Fifth                             None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.


CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE


You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                    Rule 12b-1 Fee (As a Percentage of
                    Aggregate Average Daily Net Assets)
Class A                             .30%
Class B                            1.00%
Class C                            1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.


Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.


Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.


Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                     Income from Investment Operations
                                                  ----------------------------------------
                                                                Net Gains or
                                   Net Asset         Net         Losses on
                                     Value,       Investment     Securities     Total from
                                   Beginning        Income     (both realized   Investment
  Fiscal Year or Period            of Period       (Loss)(b)   and unrealized)  Operations
  ---------------------            ---------      ----------   ---------------  ----------
AllianceBernstein
 Value Fund
   Class A
  Year ended 11/30/02 ........       $ 10.26       $  .10           $ (.87)       $ (.77)
  3/29/01+ to 11/30/01 .......         10.00          .06(c)           .20           .26
   Class B
  Year ended 11/30/02 ........       $ 10.22       $  .03           $ (.87)       $ (.84)
  3/29/01+ to 11/30/01 .......         10.00          .01(c)           .21           .22
   Class C
  Year ended 11/30/02 ........       $ 10.21       $  .03           $ (.86)       $ (.83)
  3/29/01+ to 11/30/01 .......         10.00          .00(c)           .21           .21

AllianceBernstein
 Small Cap Value Fund
   Class A
  Year ended 11/30/02 ........       $ 11.37       $  .10(c)        $ (.11)       $ (.01)
  3/29/01+ to 11/30/01 .......         10.00          .09(c)          1.28          1.37
   Class B
  Year ended 11/30/02 ........       $ 11.33       $  .01(c)        $ (.10)       $ (.09)
  3/29/01+ to 11/30/01 .......         10.00          .04(c)          1.29          1.33
   Class C
  Year ended 11/30/02 ........       $ 11.31       $  .01(c)        $ (.09)       $ (.08)
  3/29/01+ to 11/30/01 .......         10.00          .04(c)          1.27          1.31

AllianceBernstein Growth
 and Income Fund
   Class A
  Year ended 10/31/02 ........       $  3.42       $ (.03)          $ (.71)       $ (.68)
  Year ended 10/31/01 ........          4.07          .02             (.39)         (.37)
  Year ended 10/31/00 ........          3.70          .04              .54           .58
  Year ended 10/31/99 ........          3.44          .03              .62           .65
  Year ended 10/31/98 ........          3.48          .03              .43           .46
   Class B
  Year ended 10/31/02 ........       $  3.37       $  .00           $ (.69)       $ (.69)
  Year ended 10/31/01 ........          4.02          .00             (.39)         (.39)
  Year ended 10/31/00 ........          3.66          .01              .54           .55
  Year ended 10/31/99 ........          3.41          .00              .62           .62
  Year ended 10/31/98 ........          3.45          .01              .43           .44
   Class C
  Year ended 10/31/02 ........       $  3.37       $  .00           $ (.68)       $ (.68)
  Year ended 10/31/01 ........          4.02          .00             (.39)         (.39)
  Year ended 10/31/00 ........          3.66          .01              .54           .55
  Year ended 10/31/99 ........          3.41          .00              .62           .62
  Year ended 10/31/98 ........          3.45          .01              .43           .44

AllianceBernstein
 Disciplined Value Fund
   Class A
  Year ended 11/30/02 ........       $ 13.09       $ (.01)          $(2.23)       $(2.24)
  Year ended 11/30/01 ........         11.42         (.07)(c)         1.82          1.75
  12/22/99+ to 11/30/00 ......         10.00         (.03)(c)         1.45          1.42
   Class B
  Year ended 11/30/02 ........       $ 12.93       $ (.10)          $(2.19)       $(2.29)
  Year ended 11/30/01 ........         11.36         (.16)(c)         1.81          1.65
  12/22/99+ to 11/30/00 ......         10.00         (.11)(c)         1.47          1.36
   Class C
  Year ended 11/30/02 ........       $ 12.92       $ (.10)          $(2.19)       $(2.29)
  Year ended 11/30/01 ........         11.34         (.16)(c)         1.82          1.66
  12/22/99+ to 11/30/00 ......         10.00         (.12)(c)         1.46          1.34


                                                   Less Dividends and Distributions
                                   --------------------------------------------------------------------
                                                             Distributions
                                   Dividends                   in Excess                  Distributions
                                    from Net                     of Net    Distributions    in Excess
                                   Investment    Tax Return    Investment  from Capital     of Capital
  Fiscal Year or Period              Income      of Capital      Income        Gains          Gains
  ---------------------            ----------    ----------  ------------- -------------  -------------
AllianceBernstein
 Value Fund
   Class A
  Year ended 11/30/02 ........       $ (.05)       $ 0.00        $ 0.00        $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 .......         0.00          0.00          0.00          0.00          0.00
   Class B
  Year ended 11/30/02 ........       $ (.01)       $ 0.00        $ 0.00        $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 .......         0.00          0.00          0.00          0.00          0.00
   Class C
  Year ended 11/30/02 ........       $ (.01)       $ 0.00        $ 0.00        $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 .......         0.00          0.00          0.00          0.00          0.00

AllianceBernstein
 Small Cap Value Fund
   Class A
  Year ended 11/30/02 ........       $ (.08)       $ 0.00        $ 0.00        $ (.09)       $ 0.00
  3/29/01+ to 11/30/01 .......         0.00          0.00          0.00          0.00          0.00
   Class B
  Year ended 11/30/02 ........       $ (.03)       $ 0.00        $ 0.00        $ (.09)       $ 0.00
  3/29/01+ to 11/30/01 .......         0.00          0.00          0.00          0.00          0.00
   Class C
  Year ended 11/30/02 ........       $ (.03)       $ 0.00        $ 0.00        $ (.09)       $ 0.00
  3/29/01+ to 11/30/01 .......         0.00          0.00          0.00          0.00          0.00

AllianceBernstein Growth
 and Income Fund
   Class A
  Year ended 10/31/02 ........       $ (.02)       $ (.02)       $ 0.00        $ (.10)       $ 0.00
  Year ended 10/31/01 ........         (.04)         0.00          0.00          (.24)         0.00
  Year ended 10/31/00 ........         (.04)         0.00          0.00          (.17)         0.00
  Year ended 10/31/99 ........         (.03)         0.00          (.01)         (.35)         0.00
  Year ended 10/31/98 ........         (.04)         0.00          0.00          (.46)         0.00
   Class B
  Year ended 10/31/02 ........       $ (.01)       $ (.01)       $ 0.00        $ (.10)       $ 0.00
  Year ended 10/31/01 ........         (.02)         0.00          0.00          (.24)         0.00
  Year ended 10/31/00 ........         (.02)         0.00          0.00          (.17)         0.00
  Year ended 10/31/99 ........         0.00          0.00          (.02)         (.35)         0.00
  Year ended 10/31/98 ........         (.02)         0.00          0.00          (.46)         0.00
   Class C
  Year ended 10/31/02 ........       $ (.01)       $ (.01)       $ 0.00        $ (.10)       $ 0.00
  Year ended 10/31/01 ........         (.02)         0.00          0.00          (.24)         0.00
  Year ended 10/31/00 ........         (.02)         0.00          0.00          (.17)         0.00
  Year ended 10/31/99 ........         0.00          0.00          (.02)         (.35)         0.00
  Year ended 10/31/98 ........         (.02)         0.00          0.00          (.46)         0.00

AllianceBernstein
 Disciplined Value Fund
   Class A
  Year ended 11/30/02 ........       $ 0.00        $ 0.00        $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ........         0.00          0.00          0.00          0.00          (.08)
  12/22/99+ to 11/30/00 ......         0.00          0.00          0.00          0.00          0.00
   Class B
  Year ended 11/30/02 ........       $ 0.00        $ 0.00        $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ........         0.00          0.00          0.00          0.00          (.08)
  12/22/99+ to 11/30/00 ......         0.00          0.00          0.00          0.00          0.00
   Class C
  Year ended 11/30/02 ........       $ 0.00        $ 0.00        $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ........         0.00          0.00          0.00          0.00          (.08)
  12/22/99+ to 11/30/00 ......         0.00          0.00          0.00          0.00          0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 46 and 47.

                                    Less
                                Distributions                                             Ratios/Supplemental Data
                                -------------                           ------------------------------------------------------------
                                    Total       Net Asset                                   Ratio of     Ratio of Net
                                  Dividends      Value,                 Net Assets, End   Expenses to     Income (Loss)    Portfolio
                                     and         End of        Total       of Period        Average        to Average      Turnover
                                Distributions    Period     Return (a)  (000's omitted)    Net Assets      Net Assets        Rate
                                -------------   ---------   ----------  ---------------   -----------     -------------    ---------
AllianceBernstein
 Value Fund
   Class A
  Year ended 11/30/02 ........      $ (.05)      $ 9.44       (7.56)%      $   95,295        1.45%            .99%            11%
  3/29/01+ to 11/30/01 .......        0.00        10.26        2.60            59,437        1.71*(e)         .79*(c)         14
   Class B
  Year ended 11/30/02 ........      $ (.01)      $ 9.37       (8.22)%      $  146,704        2.18%            .27%            11%
  3/29/01+ to 11/30/01 .......        0.00        10.22        2.20            88,579        2.42*(e)         .08*(c)         14
   Class C
  Year ended 11/30/02 ........      $ (.01)      $ 9.37       (8.13)%      $   61,459        2.16%            .28%            11%
  3/29/01+ to 11/30/01 .......        0.00        10.21        2.10            38,661        2.43*(e)         .06*(c)         14

AllianceBernstein
 Small Cap Value Fund
   Class A
  Year ended 11/30/02 ........      $ (.17)      $11.19        (.12)%      $  113,070        1.40%(e)         .80%(c)         30%
  3/29/01+ to 11/30/01 .......        0.00        11.37       13.70            34,883        1.53*(e)        1.29*(c)         15
   Class B
  Year ended 11/30/02 ........      $ (.12)      $11.12        (.87)%      $  168,713        2.10%(e)         .11%(c)         30%
  3/29/01+ to 11/30/01 .......        0.00        11.33       13.30            56,538        2.23*(e)         .60*(c)         15
   Class C
  Year ended 11/30/02 ........      $ (.12)      $11.11        (.78)%      $   70,467        2.10%(e)         .11%(c)         30%
  3/29/01+ to 11/30/01 .......        0.00        11.31       13.10            25,437        2.31*(e)         .50*(c)         15

AllianceBernstein Growth
 and Income Fund
   Class A
  Year ended 10/31/02 ........      $ (.14)      $ 2.60      (20.89)%      $2,553,700        1.14%            .83%            75%
  Year ended 10/31/01 ........        (.28)        3.42       (9.49)        2,914,367        1.09             .64             67
  Year ended 10/31/00 ........        (.21)        4.07       16.76         2,128,381         .91             .96             53
  Year ended 10/31/99 ........        (.39)        3.70       20.48         1,503,874         .93             .87             48
  Year ended 10/31/98 ........        (.50)        3.44       14.70           988,965         .93(g)          .96             89
   Class B
  Year ended 10/31/02 ........      $ (.12)      $ 2.56      (21.52)%      $2,484,499        1.88%            .07%            75%
  Year ended 10/31/01 ........        (.26)        3.37      (10.22)        3,360,119        1.84            (.11)            67
  Year ended 10/31/00 ........        (.19)        4.02       15.93         2,567,250        1.67             .20             53
  Year ended 10/31/99 ........        (.37)        3.66       19.56         1,842,045        1.70             .09             48
  Year ended 10/31/98 ........        (.48)        3.41       14.07           787,730        1.72(g)          .17             89
   Class C
  Year ended 10/31/02 ........      $ (.12)      $ 2.57      (21.21)%      $  960,176        1.86%            .09%            75%
  Year ended 10/31/01 ........        (.26)        3.37      (10.23)        1,233,033        1.83            (.10)            67
  Year ended 10/31/00 ........        (.19)        4.02       15.91           825,572        1.66             .21             53
  Year ended 10/31/99 ........        (.37)        3.66       19.56           518,185        1.69             .11             48
  Year ended 10/31/98 ........        (.48)        3.41       14.07           179,487        1.72(g)          .18             89

AllianceBernstein
 Disciplined Value Fund
   Class A
  Year ended 11/30/02 ........      $ 0.00        $10.85      (17.11)%      $   75,413        1.59%           (.10)%         218%
  Year ended 11/30/01 ........        (.08)        13.09       15.40            76,617        1.85(e)         (.55)(c)       299
  12/22/99+ to 11/30/00 ......        0.00         11.42       14.20            14,583        2.50*(e)        (.33)*(c)      249
   Class B
  Year ended 11/30/02 ........      $ 0.00        $10.64      (17.71)%      $  110,968        2.32%           (.84)%         218%
  Year ended 11/30/01 ........        (.08)        12.93       14.60            98,204        2.55(e)        (1.28)(c)       299
  12/22/99+ to 11/30/00 ......        0.00         11.36       13.60             2,597        3.20*(e)       (1.08)*(c)      249
   Class C
  Year ended 11/30/02 ........      $ 0.00        $10.63      (17.72)%      $   37,810        2.30%           (.82)%         218%
  Year ended 11/30/01 ........        (.08)        12.92       14.71            35,790        2.56(e)        (1.28)(c)       299
  12/22/99+ to 11/30/00 ......        0.00         11.34       13.40             2,525        3.20*(e)       (1.08)*(c)      249

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 46 and 47.

                                                       Income from Investment Operations
                                                 ---------------------------------------------
                                                                 Net Gains or
                                      Net Asset       Net         Losses on
                                        Value,    Investment      Securities        Total from
                                      Beginning     Income      (both realized      Investment
 Fiscal Year or Period                of Period    (Loss)(b)    and unrealized)     Operations
 ---------------------                ---------  ------------   ---------------     ----------
AllianceBernstein
 Balanced Shares
   Class A
  Year ended 7/31/02(f) .........       $15.96       $  .35          $(2.35)          $(2.00)

  Year ended 7/31/01 ............        15.53          .39            1.16             1.55
  Year ended 7/31/00 ............        15.63          .40             .49              .89
  Year ended 7/31/99 ............        15.97          .36            1.29             1.65
  Year ended 7/31/98 ............        16.17          .33            1.86             2.19
   Class B
  Year ended 7/31/02(f) .........       $15.31       $  .23          $(2.25)          $(2.02)
  Year ended 7/31/01 ............        14.96          .26            1.12             1.38
  Year ended 7/31/00 ............        15.11          .27             .48              .75
  Year ended 7/31/99 ............        15.54          .23            1.25             1.48
  Year ended 7/31/98 ............        15.83          .21            1.81             2.02
   Class C
  Year ended 7/31/02(f) .........       $15.36       $  .23          $(2.26)          $(2.03)
  Year ended 7/31/01 ............        15.01          .26            1.12             1.38
  Year ended 7/31/00 ............        15.15          .28             .48              .76
  Year ended 7/31/99 ............        15.57          .24            1.25             1.49
  Year ended 7/31/98 ............        15.86          .21            1.81             2.02

AllianceBernstein
 Utility Income Fund
   Class A
  Year ended 11/30/02 ...........       $14.17       $  .27(c)       $(3.17)          $(2.90)
  Year ended 11/30/01 ...........        17.90          .23           (2.88)           (2.65)
  Year ended 11/30/00 ...........        16.91         1.40             .85             2.25
  Year ended 11/30/99 ...........        14.68          .36(c)         2.53             2.89
  Year ended 11/30/98 ...........        12.48          .30(c)         2.69             2.99
   Class B
  Year ended 11/30/02 ...........       $13.98       $  .18(c)       $(3.12)          $(2.94)
  Year ended 11/30/01 ...........        17.72          .11           (2.84)           (2.73)
  Year ended 11/30/00 ...........        16.80         1.30             .81             2.11
  Year ended 11/30/99 ...........        14.62          .25(c)         2.52             2.77
  Year ended 11/30/98 ...........        12.46          .21(c)         2.67             2.88
   Class C
  Year ended 11/30/02 ...........       $14.00       $  .18(c)       $(3.12)          $(2.94)
  Year ended 11/30/01 ...........        17.74          .11           (2.84)           (2.73)
  Year ended 11/30/00 ...........        16.82         1.30             .81             2.11
  Year ended 11/30/99 ...........        14.65          .25(c)         2.51             2.76
  Year ended 11/30/98 ...........        12.47          .21(c)         2.69             2.90

AllianceBernstein Real Estate
 Investment Fund
   Class A
  Year ended 11/30/02 ...........       $11.47       $  .34          $  .23           $  .57
  Year ended 11/30/01 ...........        10.70          .32             .97             1.29
  9/1/00 to 11/30/00++ ..........        10.85          .13            (.13)            0.00
  Year ended 8/31/00 ............        10.19          .37             .89             1.26
  Year ended 8/31/99 ............        10.47          .46            (.06)             .40
  Year ended 8/31/98 ............        12.80          .52           (2.33)           (1.81)
   Class B
  Year ended 11/30/02 ...........       $11.44       $  .28          $  .21           $  .49
  Year ended 11/30/01 ...........        10.68          .28             .93             1.21
  9/1/00 to 11/30/00++ ..........        10.84          .11            (.14)            (.03)
  Year ended 8/31/00 ............        10.17          .30             .89             1.19
  Year ended 8/31/99 ............        10.44          .38            (.05)             .33
  Year ended 8/31/98 ............        12.79          .42           (2.33)           (1.91)
   Class C
  Year ended 11/30/02 ...........       $11.46       $  .28          $  .20           $  .48
  Year ended 11/30/01 ...........        10.69          .28             .94             1.22
  9/1/00 to 11/30/00++ ..........        10.85          .11            (.14)            (.03)
  Year ended 8/31/00 ............        10.17          .29             .91             1.20
  Year ended 8/31/99 ............        10.44          .38            (.05)             .33
  Year ended 8/31/98 ............        12.79          .42           (2.33)           (1.91)

AllianceBernstein
 International Value Fund
   Class A
  Year ended 11/30/02 ...........       $ 9.64       $  .07(c)       $  .12(d)        $  .19
  3/29/01+ to 11/30/01 ..........        10.00          .04(c)         (.40)            (.36)
   Class B
  Year ended 11/30/02 ...........       $ 9.62       $  .00(c)       $  .13(d)        $  .13
  3/29/01+ to 11/30/01 ..........        10.00          .00(c)         (.38)            (.38)
   Class C
  Year ended 11/30/02 ...........       $ 9.60       $  .01(c)       $  .14(d)        $  .15
  3/29/01+ to 11/30/01 ..........        10.00          .00(c)         (.40)            (.40)


                                                      Less Dividends and Distributions
                                      --------------------------------------------------------------------
                                                                Distributions
                                      Dividends                   in Excess                  Distributions
                                       from Net                     of Net     Distributions   in Excess
                                      Investment   Tax Return     Investment   from Capital    of Capital
 Fiscal Year or Period                  Income     of Capital       Income         Gains         Gains
 ---------------------                ----------   ----------   -------------  ------------- ------------
AllianceBernstein
 Balanced Shares
   Class A
  Year ended 7/31/02(f) .........       $ (.34)       $ 0.00        $ 0.00        $ (.36)       $ 0.00
  Year ended 7/31/01 ............         (.38)         0.00          0.00          (.74)         0.00
  Year ended 7/31/00 ............         (.35)         0.00          0.00          (.64)         0.00
  Year ended 7/31/99 ............         (.34)         0.00          0.00         (1.65)         0.00
  Year ended 7/31/98 ............         (.32)         0.00          0.00         (2.07)         0.00
   Class B
  Year ended 7/31/02(f) .........       $ (.25)       $ 0.00        $ 0.00        $ (.36)       $ 0.00
  Year ended 7/31/01 ............         (.29)         0.00          0.00          (.74)         0.00
  Year ended 7/31/00 ............         (.26)         0.00          0.00          (.64)         0.00
  Year ended 7/31/99 ............         (.26)         0.00          0.00         (1.65)         0.00
  Year ended 7/31/98 ............         (.24)         0.00          0.00         (2.07)         0.00
   Class C
  Year ended 7/31/02(f) .........       $ (.25)       $ 0.00        $ 0.00        $ (.36)       $ 0.00
  Year ended 7/31/01 ............         (.29)         0.00          0.00          (.74)         0.00
  Year ended 7/31/00 ............         (.26)         0.00          0.00          (.64)         0.00
  Year ended 7/31/99 ............         (.26)         0.00          0.00         (1.65)         0.00
  Year ended 7/31/98 ............         (.24)         0.00          0.00         (2.07)         0.00

AllianceBernstein
 Utility Income Fund
   Class A
  Year ended 11/30/02 ...........       $ (.26)       $ 0.00        $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ...........         (.97)         (.11)         0.00          0.00          0.00
  Year ended 11/30/00 ...........         (.32)         0.00          0.00          (.94)         0.00
  Year ended 11/30/99 ...........         (.32)         0.00          0.00          (.34)         0.00
  Year ended 11/30/98 ...........         (.32)         0.00          0.00          (.47)         0.00
   Class B
  Year ended 11/30/02 ...........       $ (.17)       $ 0.00        $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ...........         (.90)         (.11)         0.00          0.00          0.00
  Year ended 11/30/00 ...........         (.25)         0.00          0.00          (.94)         0.00
  Year ended 11/30/99 ...........         (.25)         0.00          0.00          (.34)         0.00
  Year ended 11/30/98 ...........         (.25)         0.00          0.00          (.47)         0.00
   Class C
  Year ended 11/30/02 ...........       $ (.17)       $ 0.00        $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ...........         (.90)         (.11)         0.00          0.00          0.00
  Year ended 11/30/00 ...........         (.25)         0.00          0.00          (.94)         0.00
  Year ended 11/30/99 ...........         (.25)         0.00          0.00          (.34)         0.00
  Year ended 11/30/98 ...........         (.25)         0.00          0.00          (.47)         0.00

AllianceBernstein Real Estate
 Investment Fund
   Class A
  Year ended 11/30/02 ...........       $ (.32)       $ (.20)       $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ...........         (.32)         (.20)         0.00          0.00          0.00
  9/1/00 to 11/30/00++ ..........         (.10)         (.05)         0.00          0.00          0.00
  Year ended 8/31/00 ............         (.42)         (.18)         0.00          0.00          0.00
  Year ended 8/31/99 ............         (.46)         (.02)         (.10)         (.10)         0.00
  Year ended 8/31/98 ............         (.51)         0.00          0.00          (.01)         0.00
   Class B
  Year ended 11/30/02 ...........       $ (.28)       $ (.17)       $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ...........         (.28)         (.17)         0.00          0.00          0.00
  9/1/00 to 11/30/00++ ..........         (.09)         (.04)         0.00          0.00          0.00
  Year ended 8/31/00 ............         (.36)         (.16)         0.00          0.00          0.00
  Year ended 8/31/99 ............         (.38)         (.02)         (.10)         (.10)         0.00
  Year ended 8/31/98 ............         (.43)         0.00          0.00          (.01)         0.00
   Class C
  Year ended 11/30/02 ...........       $ (.28)       $ (.17)       $ 0.00        $ 0.00        $ 0.00
  Year ended 11/30/01 ...........         (.28)         (.17)         0.00          0.00          0.00
  9/1/00 to 11/30/00++ ..........         (.09)         (.04)         0.00          0.00          0.00
  Year ended 8/31/00 ............         (.36)         (.16)         0.00          0.00          0.00
  Year ended 8/31/99 ............         (.38)         (.02)         (.10)         (.10)         0.00
  Year ended 8/31/98 ............         (.43)         0.00          0.00          (.01)         0.00

AllianceBernstein
 International Value Fund
   Class A
  Year ended 11/30/02 ...........       $ 0.00        $ 0.00        $ 0.00        $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 ..........         0.00          0.00          0.00          0.00          0.00
   Class B
  Year ended 11/30/02 ...........       $ 0.00        $ 0.00        $ 0.00        $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 ..........         0.00          0.00          0.00          0.00          0.00
   Class C
  Year ended 11/30/02 ...........       $ 0.00        $ 0.00        $ 0.00        $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 ..........         0.00          0.00          0.00          0.00          0.00
--------------------------------------------------------------------------------

Please refer to the footnotes on pages 46 and 47.

                                       Less
                                   Distributions                                             Ratios/Supplemental Data
                                   -------------                           ---------------------------------------------------------
                                       Total        Net Asset                                  Ratio of    Ratio of Net
                                     Dividends       Value,                Net Assets, End   Expenses to   Income (Loss)   Portfolio
                                        and          End of      Total        of Period        Average      to Average      Turnover
                                   Distributions     Period    Return (a)  (000's omitted)    Net Assets    Net Assets        Rate
                                   -------------   ----------  ----------  ---------------   -----------   -------------   ---------
AllianceBernstein
 Balanced Shares
   Class A
  Year ended 7/31/02(f) ........       $ (.70)       $13.26      (12.91)%      $384,212         1.10%           2.36%          79%
  Year ended 7/31/01 ...........        (1.12)        15.96       10.42         282,874         1.17            2.46           63
  Year ended 7/31/00 ...........         (.99)        15.53        6.22         212,326         1.12            2.62           76
  Year ended 7/31/99 ...........        (1.99)        15.63       11.44         189,953         1.22(g)         2.31          105
  Year ended 7/31/98 ...........        (2.39)        15.97       14.99         123,623         1.30(g)         2.07          145
   Class B
  Year ended 7/31/02(f) ........       $ (.61)       $12.68      (13.53)%      $385,868         1.84%           1.61%          79%
  Year ended 7/31/01 ...........        (1.03)        15.31        9.63         277,138         1.93            1.70           63
  Year ended 7/31/00 ...........         (.90)        14.96        5.46         155,060         1.86            1.88           76
  Year ended 7/31/99 ...........        (1.91)        15.11       10.56         136,384         1.97(g)         1.56          105
  Year ended 7/31/98 ...........        (2.31)        15.54       14.13          47,728         2.06(g)         1.34          145
   Class C
  Year ended 7/31/02(f) ........       $ (.61)       $12.72      (13.55)%      $131,761         1.84%           1.61%          79%
  Year ended 7/31/01 ...........        (1.03)        15.36        9.59         109,592         1.93            1.71           63
  Year ended 7/31/00 ...........         (.90)        15.01        5.52          65,214         1.86            1.88           76
  Year ended 7/31/99 ...........        (1.91)        15.15       10.60          63,517         1.96(g)         1.57          105
  Year ended 7/31/98 ...........        (2.31)        15.57       14.09          10,855         2.05(g)         1.36          145

AllianceBernstein
 Utility Income Fund
   Class A
  Year ended 11/30/02 ..........       $ (.26)       $11.01      (20.65)%      $ 48,908         1.50%(e)        2.18%(c)       99%
  Year ended 11/30/01 ..........        (1.08)        14.17      (15.75)         73,487         1.46            1.38           21
  Year ended 11/30/00 ..........        (1.26)        17.90       14.14          52,172         1.46            8.08           24
  Year ended 11/30/99 ..........         (.66)        16.91       20.27          29,841         1.50(e)         2.26(c)        19
  Year ended 11/30/98 ..........         (.79)        14.68       24.99           9,793         1.50(e)         2.23(c)        16
   Class B
  Year ended 11/30/02 ..........       $ (.17)       $10.87      (21.18)%      $112,372         2.20%(e)        1.49%(c)       99%
  Year ended 11/30/01 ..........        (1.01)        13.98      (16.38)        181,338         2.17             .67           21
  Year ended 11/30/00 ..........        (1.19)        17.72       13.32         142,975         2.18            7.63           24
  Year ended 11/30/99 ..........         (.59)        16.80       19.45          80,806         2.20(e)         1.55(c)        19
  Year ended 11/30/98 ..........         (.72)        14.62       24.02          33,550         2.20(e)         1.56(c)        16
   Class C
  Year ended 11/30/02 ..........       $ (.17)       $10.89      (21.15)%      $ 32,013         2.20%(e)        1.50%(c)       99%
  Year ended 11/30/01 ..........        (1.01)        14.00      (16.36)         49,259         2.17             .68           21
  Year ended 11/30/00 ..........        (1.19)        17.74       13.30          34,253         2.18            7.64           24
  Year ended 11/30/99 ..........         (.59)        16.82       19.34          20,605         2.20(e)         1.56(c)        19
  Year ended 11/30/98 ..........         (.72)        14.65       24.16           7,298         2.20(e)         1.54(c)        16

AllianceBernstein Real Estate
 Investment Fund
   Class A
  Year ended 11/30/02 ..........       $ (.52)       $11.52        4.85%       $ 35,626         1.75%           2.87%          37%
  Year ended 11/30/01 ..........         (.52)        11.47       12.33          22,422         1.78            2.84           40
  9/1/00 to 11/30/00++ .........         (.15)        10.70        (.05)         20,940         1.87*           4.98*           6
  Year ended 8/31/00 ...........         (.60)        10.85       13.46          22,221         1.71            3.81           26
  Year ended 8/31/99 ...........         (.68)        10.19        3.86          35,299         1.58            4.57           29
  Year ended 8/31/98 ...........         (.52)        10.47      (14.90)         51,214         1.55            3.87           23
   Class B
  Year ended 11/30/02 ..........       $ (.45)       $11.48        4.15%       $ 99,370         2.47%           2.35%          37%
  Year ended 11/30/01 ..........         (.45)        11.44       11.53          98,014         2.50            2.53           40
  9/1/00 to 11/30/00++ .........         (.13)        10.68        (.31)        108,711         2.57*           4.22*           6
  Year ended 8/31/00 ...........         (.52)        10.84       12.68         113,542         2.41            3.13           26
  Year ended 8/31/99 ...........         (.60)        10.17        3.20         168,741         2.31            3.82           29
  Year ended 8/31/98 ...........         (.44)        10.44      (15.56)        268,856         2.26            3.16           23
   Class C

  Year ended 11/30/02 ..........       $ (.45)       $11.49        4.06%       $ 35,845         2.46%           2.35%          37%
  Year ended 11/30/01 ..........         (.45)        11.46       11.62          34,699         2.49            2.50           40
  9/1/00 to 11/30/00++ .........         (.13)        10.69        (.31)         33,463         2.58*           4.21*           6
  Year ended 8/31/00 ...........         (.52)        10.85       12.78          34,217         2.40            3.02           26
  Year ended 8/31/99 ...........         (.60)        10.17        3.20          44,739         2.30            3.77           29
  Year ended 8/31/98 ...........         (.44)        10.44      (15.56)         69,575         2.26            3.15           23

AllianceBernstein
 International Value Fund
   Class A
  Year ended 11/30/02 ..........       $ 0.00        $ 9.83        1.97%       $ 74,193         1.20%(e)         .74%          23%
  3/29/01+ to 11/30/01 .........         0.00          9.64       (3.60)          3,990         1.44*(e)         .62*(c)       11
   Class B
  Year ended 11/30/02 ..........       $ 0.00        $ 9.75        1.35%       $ 51,608         1.90%(e)        (.03)%         23%
  3/29/01+ to 11/30/01 .........         0.00          9.62       (3.80)          2,220         2.19*(e)        (.05)*(c)      11
   Class C
  Year ended 11/30/02 ..........       $ 0.00        $ 9.75        1.56%       $ 26,663         1.90%(e)         .09%          23%
  3/29/01+ to 11/30/01 .........         0.00          9.60       (4.00)          1,582         2.23*(e)         .03*(c)       11

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 46 and 47.

                                                   Income from Investment Operations
                                               ----------------------------------------
                                                             Net Gains or
                                 Net Asset        Net         Losses on
                                   Value,      Investment     Securities     Total from
                                 Beginning       Income     (both realized   Investment
  Fiscal Year or Period          of Period      (Loss)(b)   and unrealized)  Operations
  ---------------------          ---------     ----------   ---------------  ----------
AllianceBernstein
  Global Value Fund
   Class A
  Year ended 11/30/02 ........    $ 9.64       $  .05(c)        $(1.12)       $(1.07)
  3/29/01+ to 11/30/01 .......     10.00         (.02)(c)         (.34)         (.36)
   Class B
  Year ended 11/30/02 ........    $ 9.59       $ (.01)(c)       $(1.11)       $(1.12)
  3/29/01+ to 11/30/01 .......     10.00         (.06)(c)         (.35)         (.41)
   Class C
  Year ended 11/30/02 ........    $ 9.61       $  .00(c)        $(1.13)       $(1.13)
  3/29/01+ to 11/30/01 .......     10.00         (.06)(c)         (.33)         (.39)


                                              Less Dividends and Distributions
                                 -------------------------------------------------------------------
                                                         Distributions
                                 Dividends                 in Excess                   Distributions
                                  from Net                   of Net     Distributions    in Excess
                                 Investment  Tax Return    Investment    from Capital    of Capital
  Fiscal Year or Period            Income    of Capital      Income         Gains          Gains
  ---------------------          ----------  ----------  ------------   -------------  -------------
AllianceBernstein
  Global Value Fund
   Class A
  Year ended 11/30/02 ........    $ 0.00       $ 0.00       $ 0.00         $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 .......      0.00         0.00         0.00           0.00          0.00
   Class B
  Year ended 11/30/02 ........    $ 0.00       $ 0.00       $ 0.00         $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 .......      0.00         0.00         0.00           0.00          0.00
   Class C
  Year ended 11/30/02 ........    $ 0.00       $ 0.00       $ 0.00         $ 0.00        $ 0.00
  3/29/01+ to 11/30/01 .......      0.00         0.00         0.00           0.00          0.00


--------------------------------------------------------------------------------
+     Commencement of operations.

++    Change in fiscal year end.

*     Annualized.


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(b)   Based on average shares outstanding.


(c)   Net of fee waiver and expense reimbursement.


(d) In addition to net realized and unrealized loss from investments and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                           --------------------------------------------------------
                                    Total      Net Asset                                  Ratio of     Ratio of Net
                                  Dividends     Value,                  Net Assets, End  Expenses to   Income (Loss)   Portfolio
                                     and        End of       Total         of Period       Average      to Average      Turnover
                                Distributions   Period     Return (a)   (000's omitted)  Net Assets     Net Assets        Rate
                                -------------  ---------   ----------   ---------------  -----------   -------------   ---------
AllianceBernstein
  Global Value Fund
   Class A
  Year ended 11/30/02 ........     $ 0.00       $ 8.57       (11.10)%       $8,892         1.76%(e)        .56%(c)         28%
  3/29/01+ to 11/30/01 .......       0.00         9.64        (3.60)         5,923         2.44*(e)       (.27)*(c)        14
   Class B
  Year ended 11/30/02 ........     $ 0.00       $ 8.47       (11.68)%       $3,673         2.45%(e)       (.09)%(c)        28%
  3/29/01+ to 11/30/01 .......       0.00         9.59        (4.10)         1,916         3.14*(e)       (.91)*(c)        14
   Class C
  Year ended 11/30/02 ........     $ 0.00       $ 8.48       (11.76)%       $2,129         2.40%(e)        0.00%(c)        28%
  3/29/01+ to 11/30/01 .......       0.00         9.61        (3.90)           997         3.15*(e)       (.89)*(c)        14

--------------------------------------------------------------------------------
(e) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:

                                                   1998     1999     2000      2001       2002
                                                   ----     ----     ----      ----       ----
AllianceBernstein Value Fund
      Class A                                       --       --       --       1.74%*       --
      Class B                                       --       --       --       2.46%*       --
      Class C                                       --       --       --       2.47%*       --
AllianceBernstein Small Cap Value Fund
      Class A                                       --       --       --       2.41%*     1.81%
      Class B                                       --       --       --       3.10%*     2.53%
      Class C                                       --       --       --       3.40%*     2.51%
AllianceBernstein Disciplined Value Fund
      Class A                                       --       --     9.25%*     1.88%        --
      Class B                                       --       --     8.16%*     2.60%        --
      Class C                                       --       --    10.14%*     2.60%        --
AllianceBernstein Utility Income Fund
      Class A                                     2.48%    1.73%      --         --       1.61%
      Class B                                     3.21%    2.44%      --         --       2.34%
      Class C                                     3.22%    2.44%      --         --       2.33%
AllianceBernstein Real Estate Investment Fund
      Class A                                       --       --       --         --         --
      Class B                                       --       --       --         --         --
      Class C                                       --       --       --         --         --
AllianceBernstein International Value Fund
      Class A                                       --       --       --       5.11%*     2.19%
      Class B                                       --       --       --       7.84%*     2.84%
      Class C                                       --       --       --       8.77%*     2.90%
AllianceBernstein Global Value Fund
      Class A                                       --       --       --       8.10%*     2.59%
      Class B                                       --       --       --      11.12%*     3.29%
      Class C                                       --       --       --      12.33%*     3.16%

(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B and 1.71% to 1.61% for Class C. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(g) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets would have been as follows:

                                                   1998      1999
                                                   ----      ----
AllianceBernstein Growth and Income Fund
      Class A                                       .92%       --
      Class B                                      1.71%       --
      Class C                                      1.71%       --
AllianceBernstein Balanced Shares
      Class A                                      1.29%     1.21%
      Class B                                      2.05%     1.96%
      Class C                                      2.04%     1.94%

For more information about the Funds, the following documents are available upon request:

      o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

      o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


By Mail:      Alliance Global Investor Services
              P.O. Box 786003
              San Antonio, TX 78278-6003

By Phone:     For Information: (800) 221-5672
              For Literature: (800) 227-4618


Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.


Fund                                                      SEC File No.
----                                                      ------------
AllianceBernstein Value Fund                              811-10221
AllianceBernstein Small Cap Value Fund                    811-10221
AllianceBernstein Growth and Income Fund                  811-00126
AllianceBernstein Disciplined Value Fund                  811-09687
AllianceBernstein Balanced Shares                         811-00134
AllianceBernstein Utility Income Fund                     811-07916
AllianceBernstein Real Estate Investment Fund             811-07707
AllianceBernstein International Value Fund                811-10221
AllianceBernstein Global Value Fund                       811-10221


--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)


Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

The AllianceBernstein Value Funds


A family of value-oriented mutual funds.


      Advisor Class Prospectus

      March 31, 2003

      Domestic Value Funds

            >     AllianceBernstein Value Fund

            >     AllianceBernstein Small Cap Value Fund

            >     AllianceBernstein Growth and Income Fund

            >     AllianceBernstein Balanced Shares

            >     AllianceBernstein Utility Income Fund

            >     AllianceBernstein Real Estate Investment Fund

      International Value Funds

            >     AllianceBernstein International Value Fund

            >     AllianceBernstein Global Value Fund


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] AllianceBernstein (SM)
       Investment Research and Management

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page


RISK/RETURN SUMMARY ......................................................     3
AllianceBernstein Value Fund .............................................     4
AllianceBernstein Small Cap Value Fund ...................................     5
AllianceBernstein Growth and Income Fund .................................     6
AllianceBernstein Balanced Shares ........................................     7
AllianceBernstein Utility Income Fund ....................................     8
AllianceBernstein Real Estate Investment Fund ............................     9
AllianceBernstein International Value Fund ...............................    10
AllianceBernstein Global Value Fund ......................................    11

SUMMARY OF PRINCIPAL RISKS ...............................................    12

PRINCIPAL RISKS BY FUND ..................................................    13

FEES AND EXPENSES OF THE FUNDS ...........................................    14

GLOSSARY .................................................................    16

DESCRIPTION OF THE FUNDS .................................................    16
Investment Objectives and Principal Policies .............................    17
Description of Additional Investment Practices ...........................    24
Additional Risk Considerations ...........................................    32

MANAGEMENT OF THE FUNDS ..................................................    34

PURCHASE AND SALE OF SHARES ..............................................    35
How The Funds Value Their Shares .........................................    35
How To Buy Shares ........................................................    35
How To Exchange Shares ...................................................    36
How To Sell Shares .......................................................    36

DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................    37

CONVERSION FEATURE .......................................................    37

GENERAL INFORMATION ......................................................    38

FINANCIAL HIGHLIGHTS .....................................................    39


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Value Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 12.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns, before and after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                                 1 Year             Inception*
--------------------------------------------------------------------------------
Advisor              Return Before Taxes        -13.12%              -5.01%
Class**              -----------------------------------------------------------
                     Return After Taxes
                       on Distributions         -13.45%              -5.35%
                     -----------------------------------------------------------
                     Return After Taxes on
                       Distributions and
                       Sale of Fund Shares       -8.06%              -4.15%
--------------------------------------------------------------------------------
Russell              (reflects no deduction
1000                   for fees, expenses,
Value Index            or taxes)                -15.52%              -9.04%
--------------------------------------------------------------------------------

*     Advisor Class shares inception date is 3/29/01.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   -13.12
--------------------------------------------------------------------------------
    93     94     95     96     97     98     99     00     01      02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 10.04%, 4th quarter, 2002; and Worst Quarter was down -18.07%, 3rd quarter, 2002.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                                 1 Year             Inception*
--------------------------------------------------------------------------------
Advisor              Return Before Taxes         -7.93%               6.09%
Class**              -----------------------------------------------------------
                     Return After Taxes
                       on Distributions          -8.26%               5.48%
                     -----------------------------------------------------------
                     Return After Taxes on
                       Distributions and
                       Sale of Fund Shares       -4.87%               4.60%
--------------------------------------------------------------------------------
Russell              (reflects no deduction
2500                   for fees, expenses,
Value Index            or taxes)                 -9.87%               0.51%
--------------------------------------------------------------------------------
Russell              (reflects no deduction
2500                   for fees, expenses,
Index                  or taxes)                -17.80%              -5.19%
--------------------------------------------------------------------------------

*     Advisor Class shares inception date is 3/29/01.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   -7.93
--------------------------------------------------------------------------------
    93     94     95     96     97     98     99     00     01      02

                                                     Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 10.42%, 4th quarter, 2002; and Worst Quarter was down -20.58%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in securities of non-U.S. issuers have non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                              1             5           Since
                                            Year          Years       Inception*
--------------------------------------------------------------------------------
Advisor         Return Before Taxes        -26.30%         2.23%        7.70%
Class**         ----------------------------------------------------------------
                Return After Taxes
                  on Distributions         -26.60%         0.66%        4.91%
                ----------------------------------------------------------------
                Return After Taxes
                  on Distributions
                  and Sale of Fund
                  Shares                   -16.13%         1.59%        5.48%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
1000              for fees, expenses,
Value             or taxes)
Index                                      -15.52%         1.16%        6.98%
--------------------------------------------------------------------------------

*     Advisor Class shares inception date is 10/1/96.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a   29.57   21.48  11.33  13.84  -1.61   -26.30
--------------------------------------------------------------------------------
    93     94     95     96     97       98     99     00     01      02

                                                       Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -19.55%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in securities of non-U.S. issuers, your investment has non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                          1                5          Since
                                        Year             Years      Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes        -10.49%           4.69%        8.68%
Class**     --------------------------------------------------------------------
            Return After Taxes
              on Distributions         -11.37%           2.49%        5.35%
            --------------------------------------------------------------------
            Return After Taxes
              on Distributions
              and Sale of Fund
              Shares                   -6.42%            3.00%        5.73%
--------------------------------------------------------------------------------
S&P 500     (reflects no deduction
Index         for fees, expenses,
              or taxes)                -22.09%          -0.58%        5.18%
--------------------------------------------------------------------------------
Lehman      (reflects no deduction
Gov't/        for fees, expenses,
Credit        or taxes)                 11.04%           7.62%        7.87%
Bond
Index
--------------------------------------------------------------------------------
Solomon     (reflects no deduction
1 Year        for fees, expenses,
Treasury      or taxes)                  3.30%           5.51%        5.60%
Index
--------------------------------------------------------------------------------

*     Advisor Class shares inception date is 10/1/96.

**    After-tax returns:


      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a   27.43   16.03   5.22  12.74   2.04   -10.49
--------------------------------------------------------------------------------
    93     94     95     96     97       98     99     00     01      02

                                                       Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -8.31%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                     Since
                                        1 Year         5 Years      Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes        -19.44%          2.05%         7.38%
Class**     --------------------------------------------------------------------
            Return After Taxes
              on Distributions         -20.17%          0.48%         5.50%
            --------------------------------------------------------------------
            Return After Taxes
              on Distributions
              and Sale of
              Fund Shares              -11.92%          1.18%         5.38%
--------------------------------------------------------------------------------
NYSE        (reflects no deduction
Utilities     for fees, expenses,
Index         or taxes)                -29.34%         -7.01%        -1.26%
--------------------------------------------------------------------------------


*     Advisor Class shares inception date is 10/1/96.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a   31.16   24.83  18.41  14.91  -19.12  -19.44
--------------------------------------------------------------------------------
    93     94     95     96     97       98     99     00     01      02

                                                       Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.63%, 4th quarter, 1997; and Worst Quarter was down -12.08%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk.

Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                        1 Year         5 Years      Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes          3.23%          1.58%          7.87%
Class**     --------------------------------------------------------------------
            Return After Taxes
              on Distributions           1.83%         -0.28%          5.94%
            --------------------------------------------------------------------
            Return After Taxes
              on Distributions
              and Sale of
              Fund Shares                2.00%          0.27%          5.43%
--------------------------------------------------------------------------------
S&P 500     (reflects no deduction
Index         for fees, expenses,

              or taxes)                -22.09%         -0.58%          5.18%
--------------------------------------------------------------------------------
NAREIT      (reflects no deduction
Equity        for fees, expenses,
Index         or taxes)                  3.82%          3.30%          8.27%
--------------------------------------------------------------------------------


*     Advisor Class shares inception date is 10/1/96.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a   23.27  -20.02  -6.39  27.16  10.04    3.23
--------------------------------------------------------------------------------
    93     94     95     96     97       98     99     00     01      02

                                                       Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.51%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                     Since
                                                 1 Year            Inception*
--------------------------------------------------------------------------------
Advisor              Return Before Taxes         -2.77%              -1.58%
Class**              -----------------------------------------------------------
                     Return After Taxes
                       on Distributions          -3.10%              -1.77%
                     -----------------------------------------------------------
                     Return After Taxes on
                       Distributions and
                       Sale of Fund Shares       -1.60%              -1.33%
--------------------------------------------------------------------------------
MSCI EAFE            (reflects no deduction
Index                  for fees, expenses,
                       or taxes)                -15.66%              -13.89%
--------------------------------------------------------------------------------

*     Advisor Class shares inception date is 3/29/01.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   -2.77
--------------------------------------------------------------------------------
    93     94     95     96     97     98     99     00     01      02

                                                       Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 12.02%, 4th quarter, 2002; and Worst Quarter was down -21.16%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                                                     Since
                                                1 Year             Inception*
--------------------------------------------------------------------------------
Advisor              Return Before Taxes        -14.52%              -9.68%
Class**              -----------------------------------------------------------
                     Return After Taxes
                       on Distributions         -14.79%              -9.84%
                     -----------------------------------------------------------
                     Return After Taxes on
                       Distributions and
                       Sale of Fund Shares       -8.87%              -7.75%
--------------------------------------------------------------------------------
MSCI                 (reflects no deduction
World                  for fees, expenses,
Index                  or taxes)                -19.54%             -13.87%
--------------------------------------------------------------------------------

*     Advisor Class shares inception date is 3/29/01.

**    After-tax returns:

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The following chart shows the annual returns for the Advisor Class shares.

     [The following was represented by a bar chart in the printed material.]

    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   -14.52
--------------------------------------------------------------------------------
    93     94     95     96     97     98     99     00     01      02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.61%, 4th quarter, 2002; and Worst Quarter was down -20.49%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK


This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Funds are subject to market risk.


INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the Funds are subject to industry/sector risk, except AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares.


CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in fixed-income securities, such as AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK


This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.


CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. issuers are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value
Fund and AllianceBernstein Global Value
Fund.


MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

ALLOCATION RISK

AllianceBernstein Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                   Industry/ Capital-  Interest            Derivative    Non-U.S.
                         Market     Sector    ization    Rate     Credit  and Leverage  Investment  Currency  Management  Allocation
Fund                      Risk       Risk      Risk      Risk      Risk       Risk        Risk        Risk       Risk        Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Fund                  o          o                             o          o           o           o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund        o          o         o                   o          o           o           o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth and Income
Fund                        o                              o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Shares             o                              o         o                        o         o            o           o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Utility Income Fund         o          o                   o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Real Estate
Investment Fund             o          o                   o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International Value Fund    o          o         o                   o          o           o           o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund           o          o         o                   o          o           o           o          o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Advisor Class Shares
                                                            -------------------
Maximum Front-end or Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                        Operating Expenses                                                     Examples
            -------------------------------------------                        -----------------------------------------
            AllianceBernstein
            Value Fund
            Management fees                          .75%                      After 1 year                      $   125
            Distribution (12b-1) fees               None                       After 3 years                     $   390
            Other expenses                           .48%                      After 5 years                     $   676
                                                   -----
            Total Fund operating expenses           1.23%                      After 10 years                    $ 1,489
                                                   =====

            AllianceBernstein
            Small Cap Value Fund
            Management fees                         1.00%                      After 1 year                      $   112
            Distribution (12b-1) fees               None                       After 3 years (c)                 $   443
            Other expenses                           .54%                      After 5 years (c)                 $   798
                                                   -----
            Total Fund operating expenses           1.54%                      After 10 years (c)                $ 1,797
                                                   -----
            Waiver and/or expense reimbursement(a)  (.44)%
                                                   -----
            Net expenses                            1.10%
                                                   =====

            AllianceBernstein
            Growth and Income Fund
            Management fees                          .61%                      After 1 year                      $    88
            Distribution (12b-1) fees               None                       After 3 years                     $   274
            Other expenses                           .25%                      After 5 years                     $   477
                                                   -----
            Total Fund operating expenses            .86%                      After 10 years                    $ 1,061
                                                   =====

            AllianceBernstein
            Balanced Shares
            Management fees                          .50%                      After 1 year                      $    87
            Distribution (12b-1) fees               None                       After 3 years                     $   271
            Other expenses                           .35%                      After 5 years                     $   471
                                                   -----
            Total Fund operating expenses            .85%                      After 10 years                    $ 1,049
                                                   =====
------------------------------------------------------------------------------------------------------------------------


Please refer to footnotes on page 15.

                        Operating Expenses                                                     Examples
            --------------------------------------------                       -----------------------------------------
            AllianceBernstein
            Utility Income Fund
            Management fees                          .75%                      After 1 year                      $   122
            Distribution (12b-1) fees               None                       After 3 years (c)                 $   404
            Other expenses                           .56%                      After 5 years (c)                 $   708
                                                   -----
            Total Fund operating expenses           1.31%                      After 10 years (c)                $ 1,569
                                                   =====
            Waiver and/or expense reimbursement(b)  (.11)%
                                                   -----
            Net expenses                            1.20%
                                                   =====

            AllianceBernstein
            Real Estate
            Investment Fund
            Management fees                          .90%                      After 1 year                      $   154
            Distribution (12b-1) fees               None                       After 3 years                     $   477
            Other expenses                           .61%                      After 5 years                     $   824
                                                   -----
            Total Fund operating expenses           1.51%                      After 10 years                    $ 1,802
                                                   =====

            AllianceBernstein
            International Value Fund
            Management fees                         1.00%                      After 1 year                      $    92
            Distribution (12b-1) fees               None                       After 3 years (c)                 $   468
            Other expenses                           .75%                      After 5 years (c)                 $   869
                                                   -----
            Total Fund operating expenses           1.75%                      After 10 years (c)                $ 1,992
                                                   -----
            Waiver and/or expense reimbursement(a)  (.85)%
                                                   -----
            Net expenses                             .90%
                                                   =====

            AllianceBernstein
            Global Value Fund
            Management fees                         1.00%                      After 1 year                      $   122
            Distribution (12b-1) fees               None                       After 3 years(c)                  $   519
            Other expenses                           .85%                      After 5 years(c)                  $   940
                                                   -----
            Total Fund operating expenses           1.85%                      After 10 years(c)                 $ 2,116
                                                   -----
            Waiver and/or expense reimbursement(a)  (.65)%
                                                   -----
            Net expenses                            1.20%
                                                   =====



(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.20% or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

 (b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

      o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

      o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

      o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

      o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
            (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund


AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.


The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.

The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.
The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Small Cap Value Fund


AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2003, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Growth and Income Fund

AllianceBernstein Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.


The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in securities of non-U.S. issuers. Since the purchase of securities of non-U.S. issuers entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.


The Fund also may:

      o Purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

      o Make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

AllianceBernstein Balanced Shares

AllianceBernstein Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

      o Enter into contracts for the purchase or sale for future delivery of foreign currencies;

      o Purchase and sell forward and futures contracts and options on these securities for hedging purposes;

      o Purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

      o Subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

      o Make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


AllianceBernstein Utility Income Fund

AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

      o     Invest up to 30% of its net assets in convertible securities;

      o     Invest up to 5% of its net assets in rights or warrants;

      o Invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

      o Write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

      o Purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

      o Enter into the purchase or sale of futures contracts on fixed-income securities or non-U.S. currencies, or futures contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

      o Purchase and write call and put options on currencies traded on U.S. and non-U.S. exchanges or over-the-counter for hedging purposes;

      o     Purchase or sell forward contracts;

      o Enter into interest rate swaps and purchase or sell interest rate caps and floors;

      o     Enter into forward commitments;

      o     Enter into standby commitment agreements;

      o     Make short sales of securities or maintain a short position;

      o Make secured loans of portfolio securities of up to 20% of its total assets; and

      o     Enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.


The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.


The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit-quality deterioration, subsequent to purchase by the Fund.


The Fund also may:

      o     invest up to 15% of its net assets in convertible securities;

      o     enter into forward commitments;

      o     enter into standby commitment agreements;

      o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

      o     invest up to 10% of its net assets in rights or warrants;

      o     make loans of portfolio securities of up to 25% of its total assets;
            and

      o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein International Value Fund

AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Global Value Fund

AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Bernstein. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities.

AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of the margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.


Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.



Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.


Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                       Fee as
                                                    percentage of
                                                    average daily      Fiscal
Fund                                                 net assets      Year Ended
----                                                -------------    -----------

AllianceBernstein Value Fund ...................        .75           11/30/02
AllianceBernstein
  Small Cap Value Fund .........................        .61*          11/30/02
AllianceBernstein Growth
  and Income Fund ..............................        .61           10/31/02
AllianceBernstein
  Balanced Shares ..............................        .50            7/31/02
AllianceBernstein
  Utility Income Fund ..........................        .62*          11/30/02
AllianceBernstein
  Real Estate
  Investment Fund ..............................        .90           11/30/02
AllianceBernstein
  International Value Fund .....................        .17*          11/30/02
AllianceBernstein
  Global Value Fund ............................        .55*          11/30/02
--------------------------------------------------------------------------------
* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CBRE. CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                       Principal Occupation
                                                       During the Past
Fund                   Employee; Year; Title           Five (5) Years
--------------------------------------------------------------------------------
AllianceBernstein      Marilyn G. Fedak; since         Executive Vice President
Value Fund             inception--Executive            and Chief Investment
                       Vice President of Alliance      Officer--U.S.Value
                       Capital Management              Equities and an
                       Corporation ("ACMC")**          Executive Vice President
                       and Chief Investment            of ACMC since October
                       Officer-U.S. Value              2000. Prior thereto, she
                       Equities                        was Chief Investment
                                                       Officer and Chairman of
                                                       the U.S. Equity
                                                       Investment Policy Group
                                                       at Sanford C. Bernstein &
                                                       Co., Inc. ("SCB") since
                                                       prior to 1998.


                       Ranji H. Nagaswami; since       Senior Vice President
                       2003--Senior Vice President     of ACMC since 1999.
                       of ACMC                         Prior thereto, she was
                                                       managing director and
                                                       co-head of U.S. Fixed
                                                       Income at UBS Brinson
                                                       since prior to 1998.

AllianceBernstein      Joseph G. Paul; since 2002      Senior Vice President
Small Cap              --Senior Vice President of      of ACMC and Chief
Value Fund             ACMC and Chief Investment       Investment Officer--Small
                       Officer of Small Cap Value      Cap Value Equities since
                       Equities                        2002. He is also Chief
                                                       Investment Officer of
                                                       Advanced Value at ACMC
                                                       since October 2000 and
                                                       held the same position at
                                                       SCB since prior to 1998.

AllianceBernstein      Paul Rissman; since 1994        *
Growth and Income      --Executive Vice President
Fund                   of ACMC

                       Craig Ayers; since 2002         *
                       --Vice President of ACMC

                       Aryeh Glatter; since 2002       *
                       --Senior Vice President
                       of ACMC

                       Susanne M. Lent; since 2002     *
                       --Senior Vice President
                       of ACMC

AllianceBernstein      Paul Rissman; since 1997        *
Balanced Shares        --(see above)

AllianceBernstein      Paul Rissman; since 1996--      *
Utility Income Fund    (see above)

                       Annie Tsao, since 2003--
                       Senior Vice President of ACMC

AllianceBernstein      Daniel G. Pine; since 1996--    *
Real Estate            Senior Vice President of
Investment Fund        ACMC

                       David Kruth; since 1997--       *
                       Vice President of ACMC

AllianceBernstein      Andrew S. Adelson; since        Executive Vice President
International          inception--Executive Vice       and Chief Investment
Value Fund             President of ACMC and           Officer of International
                       Chief Investment Officer        Value Equities of ACMC,
                       of International Value          since October 2000.
                       Equities                        Prior thereto, he was the
                                                       Chief Investment Officer
                                                       of Value Equities at SCB
                                                       since prior to 1998.

                       Kevin F. Simms; since           Senior Vice President
                       inception--Senior Vice          and Director of Research
                       President of ACMC and           for International Value
                       Director of Research            and Global Value Equities
                       for International Value         at ACMC since October
                       and Global Value Equities       2000. Prior thereto, he
                                                       was Director of Research
                                                       for Emerging - Markets
                                                       Equities at SCB since
                                                       prior to 1998.

AllianceBernstein      Andrew S. Adelson; since        (see above)
Global Value Fund      inception--(see above)

                       Kevin F. Simms; since           (see above)
                       inception--(see above)

--------------------------------------------------------------------------------

* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**    The sole general partner of Alliance.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:


      o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc. ("ABIRM");


      o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

      o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and


      o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by ABIRM and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.

A Fund is currently required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

      o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

      o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein Real Estate Investment Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S.income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase

Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                                       Income from Investment Operations
                                                             -----------------------------------------------------
                                                                                  Net Gains or
                                             Net Asset            Net               Losses on
                                              Value,          Investment           Securities          Total from
                                             Beginning          Income           (both realized        Investment
      Fiscal Year or Period                  of Period        (Loss)(b)          and unrealized)       Operations
      ---------------------                -------------     ------------       ----------------       ----------

AllianceBernstein Value Fund
  Year ended 11/30/02 .......                  $10.29          $  .15               $ (.90)             $ (.75)
  3/29/01+ to 11/30/01 ......                   10.00             .08(c)               .21                 .29

AllianceBernstein
  Small Cap Value Fund
  Year ended 11/30/02 .......                  $11.40          $  .13(c)            $ (.10)             $  .03
  3/29/01+ to 11/30/01 ......                   10.00             .12(c)              1.28                1.40

AllianceBernstein Growth
  and Income Fund
  Year ended 10/31/02 .......                  $ 3.43          $  .04               $ (.71)             $ (.67)
  Year ended 10/31/01 .......                    4.08             .03                 (.39)               (.36)
  Year ended 10/31/00 .......                    3.71             .05                  .54                 .59
  Year ended 10/31/99 .......                    3.44             .04                  .63                 .67
  Year ended 10/31/98 .......                    3.48             .04                  .43                 .47

AllianceBernstein
  Balanced Shares
  Year ended 7/31/02(f) .....                  $15.98          $  .37               $(2.34)             $(1.97)
  Year ended 7/31/01 ........                   15.54             .44                 1.16                1.60
  Year ended 7/31/00 ........                   15.64             .43                  .50                 .93
  Year ended 7/31/99 ........                   15.98             .39                 1.29                1.68
  Year ended 7/31/98 ........                   16.17             .37                 1.87                2.24

AllianceBernstein Utility
  Income Fund
  Year ended 11/30/02 .......                  $14.23          $  .33(c)            $(3.19)             $(2.86)
  Year ended 11/30/01 .......                   17.97             .27                (2.89)              (2.62)
  Year ended 11/30/00 .......                   16.95            1.54                  .77                2.31
  Year ended 11/30/99 .......                   14.70             .42(c)              2.52                2.94
  Year ended 11/30/98 .......                   12.49             .37(c)              2.66                3.03

AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/02 .......                  $11.46          $  .21               $  .39              $  .60
  Year ended 11/30/01 .......                   10.71             .37                  .96                1.33
  9/1/00 to 11/30/00++ ......                   10.87             .14                 (.14)               0.00
  Year ended 8/31/00 ........                   10.20             .38                  .92                1.30
  Year ended 8/31/99 ........                   10.48             .48                 (.05)                .43
  Year ended 8/31/98 ........                   12.82             .55                (2.34)              (1.79)

AllianceBernstein
  International Value Fund
  Year ended 11/30/02 .......                  $ 9.68          $  .17(c)            $  .07(d)           $  .24
  3/29/01+ to 11/30/01 ......                   10.00             .04(c)              (.36)               (.32)

AllianceBernstein
  Global Value Fund
  Year ended 11/30/02 .......                  $ 9.65          $  .12(c)            $(1.17)             $(1.05)
  3/29/01+ to 11/30/01 ......                   10.00            (.01)(c)             (.34)               (.35)

                                                         Less Dividends and Distributions
                                           -----------------------------------------------------------

                                            Dividends                    Distributions
                                            from Net                     in Excess of     Distributions
                                           Investment     Tax Return    Net Investment    from Capital
      Fiscal Year or Period                  Income       of Capital        Income            Gains
      ---------------------                ------------   -----------   ---------------    -----------
AllianceBernstein Value Fund
  Year ended 11/30/02 .......                 $ (.06)        $ 0.00         $ 0.00            $ 0.00
  3/29/01+ to 11/30/01 ......                   0.00           0.00           0.00              0.00

AllianceBernstein
  Small Cap Value Fund
  Year ended 11/30/02 .......                 $ (.11)        $ 0.00         $ 0.00            $ (.09)
  3/29/01+ to 11/30/01 ......                   0.00           0.00           0.00              0.00

AllianceBernstein Growth
  and Income Fund
  Year ended 10/31/02 .......                 $ (.02)        $ (.03)        $ 0.00            $ (.10)
  Year ended 10/31/01 .......                   (.05)          0.00           0.00              (.24)
  Year ended 10/31/00 .......                   (.05)          0.00           0.00              (.17)
  Year ended 10/31/99 .......                   (.04)          0.00           (.01)             (.35)
  Year ended 10/31/98 .......                   (.05)          0.00           0.00              (.46)

AllianceBernstein
  Balanced Shares
  Year ended 7/31/02(f) .....                 $ (.37)        $ 0.00         $ 0.00            $ (.36)
  Year ended 7/31/01 ........                   (.42)          0.00           0.00              (.74)
  Year ended 7/31/00 ........                   (.39)          0.00           0.00              (.64)
  Year ended 7/31/99 ........                   (.37)          0.00           0.00             (1.65)
  Year ended 7/31/98 ........                   (.36)          0.00           0.00             (2.07)

AllianceBernstein Utility
  Income Fund
  Year ended 11/30/02 .......                 $ (.30)        $ 0.00         $ 0.00            $ 0.00
  Year ended 11/30/01 .......                  (1.00)          (.12)          0.00              0.00
  Year ended 11/30/00 .......                   (.35)          0.00           0.00              (.94)
  Year ended 11/30/99 .......                   (.35)          0.00           0.00              (.34)
  Year ended 11/30/98 .......                   (.35)          0.00           0.00              (.47)


AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/02 .......                 $ (.36)        $ (.22)        $ 0.00            $ 0.00
  Year ended 11/30/01 .......                   (.37)          (.21)          0.00              0.00
  9/1/00 to 11/30/00++ ......                   (.11)          (.05)          0.00              0.00
  Year ended 8/31/00 ........                   (.44)          (.19)          0.00              0.00
  Year ended 8/31/99 ........                   (.48)          (.02)          (.11)             (.10)
  Year ended 8/31/98 ........                   (.54)          0.00           0.00              (.01)

AllianceBernstein
  International Value Fund
  Year ended 11/30/02 .......                 $ 0.00         $ 0.00         $ 0.00            $ 0.00
  3/29/01+ to 11/30/01 ......                   0.00           0.00           0.00              0.00

AllianceBernstein
  Global Value Fund
  Year ended 11/30/02 .......                 $ 0.00         $ 0.00         $ 0.00            $ 0.00
  3/29/01+ to 11/30/01 ......                   0.00           0.00           0.00              0.00


--------------------------------------------------------------------------------
Please refer to the footnotes on page 42.

                                    Less
                                Distributions                                              Ratios/Supplemental Data
                               --------------                           ---------------------------------------------------------
                                    Total       Net Asset                                  Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets, End   Expenses to    Income (Loss)  Portfolio
                                     and         End of       Total        of Period        Average       to Average    Turnover
                                Distributions    Period     Return (a)  (000's omitted)   Net Assets      Net Assets      Rate
                               ---------------  ---------   ----------  ---------------  -------------  --------------  ---------
AllianceBernstein Value Fund
  Year ended 11/30/02 .......    $   (.06)      $   9.48      (7.30)%    $232,335          1.23%           1.55%           11%
  3/29/01+ to 11/30/01 ......        0.00          10.29       2.90        11,447          1.40*(e)        1.14*(c)        14

AllianceBernstein
  Small Cap Value Fund
  Year ended 11/30/02 .......    $   (.20)      $  11.23        .18%     $151,308          1.10%(e)        1.10%(c)        30%
  3/29/01+ to 11/30/01 ......        0.00          11.40      14.00        47,164          1.12*(e)        1.68*(c)        15

AllianceBernstein Growth
  and Income Fund
  Year ended 10/31/02 .......    $   (.15)      $   2.61     (20.62)%    $681,620           .86%           1.10%           75%
  Year ended 10/31/01 .......        (.29)          3.43      (9.27)      700,348           .84             .87            67
  Year ended 10/31/00 .......        (.22)          4.08      16.98       185,754           .65            1.21            53
  Year ended 10/31/99 .......        (.40)          3.71      21.03        39,739           .68            1.12            48
  Year ended 10/31/98 .......        (.51)          3.44      14.96        22,786           .76(g)         1.14            89

AllianceBernstein
  Balanced Shares
  Year ended 7/31/02(f) .....    $   (.73)      $  13.28     (12.67)%    $101,017           .85%           2.79%           79%
  Year ended 7/31/01 ........       (1.16)         15.98      10.75         5,446           .91            2.75            63
  Year ended 7/31/00 ........       (1.03)         15.54       6.48         2,943           .86            2.88            76
  Year ended 7/31/99 ........       (2.02)         15.64      11.71         2,627           .97(g)         2.56           105
  Year ended 7/31/98 ........       (2.43)         15.98      15.32         2,079          1.06(g)         2.33           145

AllianceBernstein Utility
  Income Fund
  Year ended 11/30/02 .......    $   (.30)      $  11.07     (20.32)%    $  2,563          1.20%(e)        2.49%(c)        99%
  Year ended 11/30/01 .......       (1.12)         14.23     (15.58)        3,890          1.16            1.65            21
  Year ended 11/30/00 .......       (1.29)         17.97      14.49         2,016          1.17            8.64            24
  Year ended 11/30/99 .......        (.69)         16.95      20.62         1,532          1.20(e)         2.55(c)         19
  Year ended 11/30/98 .......        (.82)         14.70      25.34           523          1.20(e)         2.83(c)         16

AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/02 .......    $   (.58)      $  11.48       5.12%     $ 59,459          1.51%           1.73%           37%
  Year ended 11/30/01 .......        (.58)         11.46      12.74         1,831          1.48            3.27            40
  9/1/00 to 11/30/00++ ......        (.16)         10.71       (.07)        1,925          1.58*           5.21*            6
  Year ended 8/31/00 ........        (.63)         10.87      13.94         1,943          1.40            3.83            26
  Year ended 8/31/99 ........        (.71)         10.20       4.18         2,270          1.30            4.75            29
  Year ended 8/31/98 ........        (.55)         10.48     (14.74)        2,899          1.25            4.08            23


AllianceBernstein
  International Value Fund
  Year ended 11/30/02 .......    $   0.00       $   9.92       2.48%     $325,800           .90%(e)        1.67%(c)        23%
  3/29/01+ to 11/30/01 ......        0.00           9.68      (3.20)      167,263           .90*(e)         .65*(c)        11

AllianceBernstein
  Global Value Fund
  Year ended 11/30/02 .......    $   0.00       $   8.60     (10.88)%    $ 74,727          1.23%(e)        1.31%(c)        28%
  3/29/01+ to 11/30/01 ......        0.00           9.65      (3.50)        1,791          2.10*(e)        (.13)*(c)       14

--------------------------------------------------------------------------------
Please refer to the footnotes on page 42.

+     Commencement of operations.

++    Change in fiscal year end.

*     Annualized.

 (a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(b)   Based on average shares outstanding.

(c)   Net of fee waiver and expense reimbursement.

(d) In addition to net realized and unrealized loss from investments and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

(e) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:

                                     1998     1999      2000     2001      2002
                                     ----     ----      ----     ----      ----
AllianceBernstein Value Fund           --       --        --     1.44%*      --

AllianceBernstein Small Cap
Value Fund                             --       --        --     2.01%*    1.54%

AllianceBernstein Utility
Income Fund                          2.21%    1.41%       --       --      1.31%

AllianceBernstein Real Estate
Investment Fund                        --       --        --       --        --

AllianceBernstein International
Value Fund                             --       --        --     2.26%*    1.75%

AllianceBernstein Global
Value Fund                             --       --        --     9.39%*    1.85%

(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002 the effect of this change was to decrease Advisor Class net investment income by $.02 per share, increase net unrealized gains and losses by $.02 per share. Consequently the ratio of net investment income to average net assets was decreased from 2.89% to 2.79% for Advisor Class. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(g) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets would have been as follows:


                                       1998           1999
                                       ----           ----
AllianceBernstein
Growth and Income Fund
Advisor Class                           .75%           --

AllianceBernstein
Balanced Shares
Advisor Class                          1.05%           .96%

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

      o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

      o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:          Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

      o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

      o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

      o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                SEC File No.
-----                                               -----------
AllianceBernstein Value Fund                        811-10221
AllianceBernstein Small Cap Value Fund              811-10221
AllianceBernstein Growth and Income Fund            811-00126
AllianceBernstein Balanced Shares                   811-00134
AllianceBernstein Utility Income Fund               811-07916
AllianceBernstein Real Estate Investment Fund       811-07707
AllianceBernstein International Value Fund          811-10221
AllianceBernstein Global Value Fund                 811-10221

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)


Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

_______________________________________________________________
(LOGO)
            ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.
_______________________________________________________________

c/o Alliance Global Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION

                          March 31, 2003

_______________________________________________________________


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated March 31, 2003, for the AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") that offers Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended November 30, 2002 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.


                        TABLE OF CONTENTS

                                                         Page


Description of the Fund..................................
Management of the Fund...................................
Expenses of the Fund.....................................
Purchase of Shares.......................................
Redemption and Repurchase of Shares......................
Shareholder Services.....................................
Net Asset Value..........................................
Dividends, Distributions and Taxes.......................
Portfolio Transactions...................................
General Information......................................
Financial Statements and Report of Independent Auditors..

Appendix A:  Certain Employee Benefit Plans..............A-1



_____________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

            The Fund is a diversified, open-end investment company. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as Alliance Real Estate Investment Fund, Inc.

Investment Objective
--------------------

            The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Policies
-------------------

            Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets includes any borrowings for investment purposes. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

            The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations--Risk Factors Associated with the Real Estate Industry" in the Prospectus for a description of these and other risks.

            As to any investment in Real Estate Equity Securities, the analysis of Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance") will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

            The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund may invest up to 5% of its total assets in Real Estate Equity Securities of non-U.S. issuers.

            The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designated to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


            To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 153 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides exclusive access to its proprietary model, REIT/Score, which ranks approximately 153 of the largest public REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 22,000 individual properties owned by these companies. REIT/Score is in turn based on CB Richard Ellis' National Real Estate Index, which gathers, analyzes and publishes targeted research for more than 115 metropolitan markets in North America. The model is no longer provided to any research publications and the AllianceBernstein Funds are currently the only mutual funds available to retail investors that have access to CBRE's REIT/Score model.


            Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

            The Fund may invest in illiquid securities including up to 15% of its total assets in non-publicly traded securities.

Additional Investment Policies and Practices
--------------------------------------------

            To the extent not described in the Prospectus, set forth below is additional information regarding the Fund's investment policies and practices. Except as otherwise noted, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.


            Convertible Securities. The Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.


            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

            Forward Commitments. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            Standby Commitment Agreements. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

            There can be no assurance that the securities subject to a standby commitment will be issued and, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

            Short Sales. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Fund is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein liquid assets in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

            Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            The Fund may invest in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

            The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.


            Defensive Position. For temporary defensive purposes, the Fund may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.


            Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Certain Fundamental Investment Policies
---------------------------------------

            The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

            To reduce investment risk, as a matter of fundamental policy the Fund may not:

                  (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

                  (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

                  (iii) invest 25% or more of its total assets in the
            securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

                  (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities;

                  (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

                  (vi) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

                  (vii) make loans except through (a) the purchase of debt
            obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

                  (viii) participate on a joint or joint and several basis in any securities trading account;

                  (ix) invest in companies for the purpose of exercising control;

                  (x) issue any senior security within the meaning of the 1940 Act;

                  (xi) make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

                  (xii) (a) purchase or sell commodities or commodity
            contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
            (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, and as a matter of non-fundamental investment policy, that it will not (i) invest more than 5% of its total assets in warrants, except for warrants acquired by the Fund as a part of a unit or attached to securities, provided that not more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; (ii) purchase or sell real property (excluding REITs and readily marketable securities of companies which invest in real estate); or (iii) invest more than 10% of its total assets in restricted securities (excluding securities that may be resold pursuant to Rule 144A under the Securities Act).

_______________________________________________________________

                      MANAGEMENT OF THE FUND
_______________________________________________________________

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).


            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.



            Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 54.7% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing
79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.


            Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


            The Advisory Agreement became effective on August 27, 1996. Continuance of the Advisory Agreement was approved for an additional annual term at a meeting of the Board of Directors on July 16-18, 2002. The Advisory Agreement continues in effect for successive twelve-month periods (computed from each August 1), provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act.



            Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates. For the Adviser's services under the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of .90% of the value of the Fund's average daily net assets. For the fiscal year ended in August 31, 2000, for the fiscal period ended November 30, 2000 and for the fiscal years ended November 30, 2001 and 2002, the Adviser received from the Fund advisory fees of $1,672,217, $376,561, $1,490,281 and $1,716,985, respectively.



            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. For the fiscal year ended November 30, 2002, the Fund paid to the Adviser in respect of such services a total of $137,000.



            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.



            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Alliance Municipal Trust, Alliance Variable Products Series Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


Board of Directors Information
------------------------------

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                     PORTFOLIOS
                          PRINCIPAL                  IN FUND       OTHER
NAME, ADDRESS AND AGE     OCCUPATIONS(S)             COMPLEX       DIRECTORSHIPS
OF DIRECTOR               DURING PAST                OVERSEEN BY   HELD BY
(YEARS OF SERVICE*)       5 YEARS                    DIRECTOR      DIRECTOR
-----------------------   -------------------------  ----------    -------------

INTERESTED DIRECTOR

John D. Carifa,** 58,     President, Chief             114         None
1345 Avenue of the        Operating Officer and a
Americas, New York, NY    Director of ACMC, with
10105 (6)                 which he has been
                          associated since prior to
                          1998.


DISINTERESTED DIRECTORS

Ruth Block,#+ 72,         Formerly an Executive        93          None
P.O. Box 4623, Stamford,  Vice President and the
CT 06903 (6)              Chief Insurance Officer
                          of The Equitable Life
                          Assurance Society of the
                          United States; Chairman
                          and Chief Executive
                          Officer of Evlico;
                          formerly a Director of
                          Avon, Ecolab Incorporated
                          (specialty chemicals) and
                          BP Amoco Corporation (oil
                          and gas), Tandem
                          Financial Group and
                          Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation.



David H. Dievler,#+ 73,   Independent consultant.      98          None
P.O. Box 167, Spring      Until December 1994 he
Lake,                     was Senior Vice President
New Jersey 07762 (6)      of ACMC responsible for
                          mutual fund
                          administration.  Prior to
                          joining ACMC in 1984, he
                          was Chief Financial
                          Officer of Eberstadt
                          Asset Management since
                          1968.  Prior to that, he
                          was Senior Manager at
                          Price Waterhouse & Co.
                          Member of American
                          Institute of Certified
                          Public Accountants since
                          1953.



John H. Dobkin,#+ 61,     Consultant.  He was          94          None
P.O. Box 12,              formerly a Senior Advisor
Annandale, New York       (June 1999 - June 2000)
12504 (6)                 and President (December
                          1989 - May 1999) of
                          Historic Hudson Valley.
                          Previously, he was
                          Director of the National
                          Academy of Design.
                          During 1988-92, he was
                          Director and Chairman of
                          the Audit Committee of
                          ACMC.



William H. Foulk, Jr.,#+  Investment Adviser and an    110         None
70, Suite 100, 2 Sound    Independent Consultant.
View Drive,               He was formerly Senior
Greenwich, Connecticut    Manager of Barrett
06830 (6)                 Associates, Inc., a
                          registered investment
                          adviser, with which he
                          had been associated since
                          prior to 1998.  He was
                          formerly Deputy
                          Comptroller of the State
                          of New York and, prior
                          thereto, Chief Investment
                          Officer of the New York
                          Bank for Savings.



Howard E. Hassler,#+ 73,  Currently a consultant       1           None
25 Sutton Place South,    specializing in
New York, NY 10022 (6)    retailing, finance and
                          real estate.  Former
                          Chairman and Chief
                          Executive Officer of
                          Brooks Fashion Stores,
                          Inc. (specialty clothing
                          stores); Former Chairman,
                          President and Chief
                          Operating Officer of
                          Allied Stores Corporation
                          (department and specialty
                          stores), 1987; Executive
                          Vice President, Chief
                          Financial and Accounting
                          Officer and Director,
                          Allied Stores Corporation
                          from June 1984 to June
                          1987.



Clifford L. Michel,#+     Senior Counsel of the law    93          Placer Dome,
63, 15 St. Bernard's      firm of Cahill Gordon &                  Inc.
Road, Gladstone,          Reindel since February,
New Jersey 07934 (6)      2001 and a partner of
                          that firm for more than
                          twenty-five years.  He is
                          President and Chief
                          Executive Officer of
                          Wenonah Development
                          Company (investments) and
                          a Director of Placer
                          Dome, Inc. (mining).



Donald J. Robinson,#+     Senior Counsel to the law    92          None
68, 98 Hell's Peak Road,  firm of Orrick,
Weston, Vermont 05161 (6) Herrington & Sutcliffe
                          LLP since prior to
                          January 1998.  Formerly a
                          senior partner and a
                          member of the Executive
                          Committee of that firm.
                          He was also a Member and
                          Chairman of the Municipal
                          Securities Rulemaking
                          Board and a Trustee of
                          the Museum of the City of
                          New York.

________________
*       There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#       Member of the Audit Committee.
+       Member of the Nominating Committee.


            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the
Fund's most recently completed fiscal year.   The function of the Nominating
Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors.
The Nominating Committee did not meet during the Fund's most recently completed fiscal year.



            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.


            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.


            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.


            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.



                                                     Aggregate Dollar Range of
                                                     Equity Securities in the
                          Dollar Range of Equity     AllianceBernstein Fund
                          Securities in the Fund as  Complex as of
                          of December 31, 2002       December 31, 2002
                          -------------------------  -------------------------
John D. Carifa            $1-$10,000                 Over $100,000
Ruth Block                $0                         Over $100,000
David H. Dievler          $0                         Over $100,000
John H. Dobkin            $0                         Over $100,000
William H. Foulk, Jr.     $0                         Over $100,000
Howard E. Hassler         $10,001-$50,000            $10,001-$50,000
Clifford L. Michel        $0                         Over $100,000
Donald J. Robinson        $0                         Over $100,000


Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

Name and Address,*              Position(s) Held   Principal Occupation
and (Age)                       with Fund          During Past 5 Years
------------------------        ----------------   ---------------------

John D. Carifa, (58)            Chairman and       See biography above.
                                President

Daniel G. Pine, (51)            Senior Vice        Senior Vice President
                                President          of ACMC,** with which he
                                                   has been associated since
                                                   prior to 1998.

Thomas J. Bardong, (57)         Vice President     Senior Vice President of
                                                   ACMC,** with which he has
                                                   been associated since
                                                   prior to 1998.

David A. Kruth, (39)            Vice President     Vice President of ACMC,**
                                                   with which he has been
                                                   associated since prior to
                                                   1998.

Edmund P. Bergan, Jr.,          Secretary          Senior Vice President
 (52)                                              and the General Counsel
                                                   of  AllianceBernstein
                                                   Investment Research and
                                                   Management, Inc.
                                                   ("ABIRM")** and AGIS, **
                                                   with which he has been
                                                   associated since prior to
                                                   1998.

Andrew L. Gangolf, (48)         Assistant          Senior Vice President
                                Secretary          and Assistant General
                                                   Counsel of ABIRM,** with
                                                   which he has been
                                                   associated since prior to
                                                   1998.

Domenick Pugliese, (41)         Assistant          Senior Vice President
                                Secretary          and Assistant General
                                                   Counsel of ABIRM,** with
                                                   which he has been
                                                   associated since prior to
                                                   1998.

Mark D. Gersten, (52)           Treasurer          Senior Vice President
                                and Chief          of AGIS,** and Vice
                                Financial          President of ABIRM,** with
                                Officer            which he has been
                                                   associated since prior to
                                                   1998.

Vincent S. Noto, (38)           Controller         Vice President of AGIS,**
                                                   with which he has been
                                                   associated since prior to
                                                   1998.

___________________
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**      ACMC, ABIRM, and AGIS are affiliates of the Fund.



        The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2002, and the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Certain of the Directors are directors or trustees of one or more other registered investment companies in the AllianceBernstein Fund Complex.



                                                   Total Number    Total Number
                                                   of Investment   of Investment
                                                   Companies in    Portfolios
                                                   the             within the
                                                   Alliance-       Alliance-
                                   Total           Bernstein       Bernstein
                                   Compensation    Fund Complex,   Fund Complex,
                                   from the        Including the   Including the
                                   Alliance-       Fund, as to     Fund, as to
                      Aggregate    Bernstein       which the       which the
                      Compensation Fund Complex,   Director is a   Director is a
                      from the     Including       Director        Director
Name of Director      Fund         the Fund        or Trustee      or Trustee
--------------------- ------------ ------------    -------------   -------------

John D. Carifa        $-0-         $-0-                  53             114
Ruth Block            $3,339       $192,600              43              93
David H. Dievler      $3,338       $246,248              48              98
John H. Dobkin        $3,348       $217,888              45              94
William H. Foulk, Jr. $3,348       $241,700              49             110
Howard E. Hassler     $5,000       $5,000                 1               1
Clifford L. Michel    $3,339       $201,950              44              93
Donald J. Robinson    $3,348       $193,100              43              92



            As of March 7, 2003, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


_______________________________________________________________

                       EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement
-------------------------------


            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM , the Fund's principal underwriter (the "Principal Underwriter") to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

            During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $90,323 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $551,487. Of the $641,810 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $2,689 was spent on advertising, $9,868 on the printing and mailing of prospectuses for persons other than current shareholders, $338,226 for compensation to broker-dealers and other financial intermediaries (including, $191,110 to the Fund's Principal Underwriter), $45,999 for compensation to sales personnel, and $245,028 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,036,422, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $-0-. Of the $1,036,422 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $1,423 was spent on advertising, $6,577 on the printing and mailing of prospectuses for persons other than current shareholders, $612,428 for compensation to broker-dealers and other financial intermediaries (including, $92,995 to the Fund's Principal Underwriter), $21,525 for compensation to sales personnel, $105,363 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $160,547 was spent on interest on Class B shares financing, and $128,559 was used to offset the distribution service fee paid in prior years.

            During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $366,388, which constituted 1.00%, annualized of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $124,937. Of the $491,325 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $838 was spent on advertising, $3,006 on the printing and mailing of prospectuses for persons other than current shareholders, $416,224 for compensation to broker-dealers and other financial intermediaries (including, $50,191 to the Fund's Principal Underwriter), $10,275 for compensation to sales personnel, $59,587 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $1,395 was spent on interest on Class C shares financing.


            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


            With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $11,433,904 (11.51% of the net assets of Class B) and $1,451,717 (4.05% of the net assets of Class C).


            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Agreement will continue in effect for successive twelve-month periods (computed from each August 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement for an additional annual term was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on July 16-18, 2002.


            In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C Shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended November 30, 2002, the Fund paid AGIS $348,091for transfer agency services.


Code of Ethics
--------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-l of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

_______________________________________________________________

                        PURCHASE OF SHARES
_______________________________________________________________

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General
-------

            Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge
("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

            Advisor Class shares of the Fund may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (v) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class Shares), (iv) by institutional investors introduced to the Adviser by CB Richard Ellis, Inc. ("CBRE") or
(v) by directors and present or retired full-time employees of CBRE.

            Generally, a fee-based program must charge an asset- based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

            Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.


            In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


            The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading. For purposes of this computation, Exchange-listed securities and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if there is no such sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Directors.

            The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

            The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

            Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares(1)
----------------------------------------------------------------
---------------
(1) Advisor Class shares are sold to investors described above in this section under --General.

            The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.


            During the Fund's fiscal year ended August 31, 2000, for the fiscal period ended November 30, 2000 and for the fiscal years ended November 30, 2001 and 2002, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $75,831, $28,243, $165,871 and $153,242, respectively.
Of that amount, ABIRM received $2,381, $1,340, $15,981 and $8,141, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended August 31, 2000, the Principal Underwriter received $26,173, $807,313, and $10,353, respectively, in contingent deferred sales charges on Class A, Class B and Class C shares. During the Fund's fiscal period ended November 30, 2000, the Principal Underwriter received $0, $82,617 and $2,093, respectively, in contingent deferred sales charges on Class A, Class B, and Class C shares. During the Fund's fiscal year ended November 30, 2001, the Principal Underwriter received $197, $229,609 and $4,069, respectively, in contingent deferred sales charges on Class A, Class B, and Class C Shares. During the Fund's fiscal year ended November 30, 2002, the Principal Underwriter received $789, $128,362 and $5,540, respectively, in contingent deferred sales charges on Class A, Class B and Class C shares.


Class A Shares
--------------

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                                 Sales Charge

                                                              Discount Or
                                                              Commission
                                         As % of              To Dealers
Amount of                  As % of       the Public           Or Agents
Purchase                   Net Amount    Offering             As % of
Price                      Invested      Price                Offering
-------------------        ----------    ----------           -----------
Less than
   $100,000. . .           4.44%         4.25%                4.00%
$100,000 but
    less than
    $250,000. . .          3.36          3.25                 3.00
$250,000 but
    less than
    $500,000. . .          2.30          2.25                 2.00
$500,000 but
    less than
    $1,000,000*. . .       1.78          1.75                 1.50

____________________
*  There is no initial sales charge on transactions of $1,000,000 or more.


            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" as that term is defined under "Combined Purchase Privilege" below, except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or
(ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.


            Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "AllianceBernstein Mutual Fund." Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Quasar Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investors Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Growth Fund
  -AllianceBernstein Conservative Investors Fund
  -AllianceBernstein Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  -U.S. Government Short Duration Portfolio
  -Short Duration Portfolio
  -Intermediate Duration Portfolio
  -Short Duration New York Municipal Portfolio
  -Short Duration California Municipal Portfolio
  -Short Duration Diversified Municipal Portfolio
  -New York Municipal Portfolio
  -California Municipal Portfolio
  -Diversified Municipal Portfolio
  -Tax-Managed International Value Portfolio
  -International Value II Portfolio
  -Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  -Bernstein Intermediate Duration Institutional Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.


            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)     the investor's current purchase;


                 (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

                (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


            To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.


            Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other AllianceBernstein Mutual Fund. Each purchase of shares under the Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in a Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs the Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).


            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.


            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

            Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other AllianceBernstein Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.


            Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.


            Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates; (iv) directors and present or retired full-time employees of CBRE; (v) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment advisor or financial intermediary on the books of such approved broker or agent;(vi) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.


Class B Shares
--------------

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

            The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                Contingent Deferred Sales Charge
                                            as a % of
Years Since Purchase             Dollar Amount Subject to Charge
--------------------            --------------------------------

First                                         4.0%
Second                                        3.0%
Third                                         2.0%
Fourth                                        1.0%
Fifth and thereafter                          None


            In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.


            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.


            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -- Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.


Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

            Advisor Class shares may be held solely (i) through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," (ii) by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates the Fund and by
(iii) institutional investors introduced to the Adviser by CBRE. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with a investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

            The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption
----------

            Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge that may be applicable to Class A shares, Class B shares and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash.
No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

            To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.


            Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.


            Telephone Redemption-General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                       SHAREHOLDER SERVICES
_______________________________________________________________

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program
----------------------------


            Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.


Exchange Privilege
------------------


            You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser and of CBRE, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

            None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.


Retirement Plans
----------------


            The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other AllianceBernstein Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

                  Alliance Global Investor Services, Inc.
                  Retirement Plans
                  P.O. Box 786003
                  San Antonio, Texas 78278-6003


            Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

            Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax- deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.



            Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

            403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.


            The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.


            Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS .

Dividend Reinvestment Program
-----------------------------

            Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------


            A shareholder who already maintains, in addition to the shareholder's Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other AllianceBernstein Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.


            CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.


            Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.


            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports
----------------------

            Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________


            The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following procedures.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with paragraph (a) above;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.


_______________________________________________________________

                DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

            Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxes
----------------------------------

            General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

            If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

            The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

            Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

            In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

            After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 30% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

            Short Sales. In general, gain or loss realized by the Fund on the closing of a short sale will be considered to be short-term capital gain or loss.

Taxation of Foreign Stockholders
--------------------------------

            The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

            Real Estate Mortgage Investment Conduits. The fund may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, application of the original issue discount provisions of the Code may increase the amount of the Fund's net investment income available to be distributed to shareholders, potentially causing the Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

            Under the Code, special rules apply with respect to the treatment of a portion of the Fund's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess
Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Fund will generally not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of the Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the Fund as a result of this requirement may be deducted by the Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Fund.

_______________________________________________________________

                      PORTFOLIO TRANSACTIONS
_______________________________________________________________

            The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

            Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            During the fiscal year ended August 31, 2000, the fiscal period ended November 30, 2000 and the fiscal years ended November 30, 2001 and 2002, the Fund incurred brokerage commissions amounting in the aggregate to $468,477, $43,697, $256,169 and $410,845, respectively. During the fiscal year ended August 31, 2000, the fiscal period ended November 30, 2000 and the fiscal years ended November 30, 2001 and 2002, brokerage commissions amounting in the aggregate to $0, $0, $305 and $3,285, respectively, were paid to SCB & Co. During the fiscal year ended November 30, 2002, the brokerage commissions paid to SCB & Co. constituted 0.80% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 2002, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0.80% were effected through SCB & Co. During the fiscal year ended November 30, 2002, transactions in portfolio securities of the Fund aggregating $207,878,414 with associated brokerage commissions of approximately $214,614 were allocated to persons or firms supplying research services to the Fund or the Adviser.


_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization
--------------

            The Fund is a Maryland corporation organized in 1996. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock , each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.


            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

            As of March 7, 2003 there were 3,349,883 Class A shares, 7,969,031 Class B shares, 3,090,720 Class C shares and 5,706,567 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of March 7, 2003:


Name and Address                            Shares               % of Class
------------------------------------        ---------            ----------
Class A
-------

MLPF&S                                      571,119              17.04%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97K40)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                        185,215               5.53%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483


Class B
-------

MLPF&S                                      2,087,809            26.20%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97K66)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                        692,599               8.69%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483


Class C
-------

MLPF&S                                      1,333,374            43.14%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97K67)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                        216,054               6.99%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483


Advisor Class
-------------

Collegebound Fund                              831,126           14.56%
CBF - Aggressive Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              1,378,174         24.15%
CBF - Growth Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              359,119           6.29%
CBF - Balanced Portfolio
529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              292,580           5.13%
Aggressive Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              395,778           6.94%
Aggressive Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              358,801           6.29%
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              299,501           5.25%
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              391,342           6.86%
Growth Emphasis
Age Based Portfolio 1996-1998
500 Plaza Dr.
Secaucus, NJ 07094-3619

Collegebound Fund                              512,525           8.98%
Growth Emphasis
Age Based Portfolio 1999-2001
500 Plaza Dr.
Secaucus, NJ 07094-3619


            Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

Custodian
---------

            The Bank of New York, 48 Wall Street, New York, New York, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------


            ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABIRM, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


Counsel
-------


            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.


Independent Auditors
--------------------


            Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as independent auditors for the Fund.


Performance Information
-----------------------
            From time to time, the Fund advertises its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. Quotations of yield do not include any provision for the effect of individual income taxes.

            From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes

            Yield, total return and after-tax returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, its average portfolio maturity and its expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.


            Returns shown in the table, for the one-, five- and ten-year periods ended November 30, 2002 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



                                 Year              Five Years     Ten Years
                                 ended             ended          ended
                                 11/30/02          11/30/02       11/30/02
                                 --------          ----------     ---------
Class A     Return
            Before Taxes         0.39%             0.63%          6.75%*

            Return After Taxes
            on Distributions     (0.83)%           (1.08)%        5.02%*

            Return After Taxes
            on Distributions
            and Sale of Fund
            Shares               0.25%             (0.40)%        4.59%*

Class B     Return
            Before Taxes         0.15%             0.79%          6.74%*

Class C     Return
            Before Taxes         3.06%             0.84%          6.78%*

Advisor     Return
 Class      Before Taxes         5.12%             1.81%          7.82%*


*Inception Dates:       Class A - October 1, 1996
                        Class B - October 1, 1996
                        Class C - October 1, 1996
                        Advisor Class - October 1, 1996

            Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

____________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

____________________________________________________________


            The financial statements of AllianceBernstein Real Estate Investment Fund, Inc. and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b-2 thereunder. The annual report is dated November 30, 2002 and was filed on February 5, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

____________________________________________________________

                           APPENDIX A:

                  CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

            Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

      (i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

            (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
                    (x) the employees eligible to participate in the plan and
                    (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

            (b) the plan is one which is already investing shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.


                    For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, AllianceBernstein Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.


      (ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

            Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

            Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."


00250.0231 #385663v4

                              PART C
                        OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on July 16, 1996.

               (2)  Articles of Amendment of Articles of
                    Incorporation of the Registrant dated
                    September 30, 1996 and filed October 1, 1996
                    - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on November 2, 1998.

               (3)  Articles of Amendment of Articles of
                    Incorporation of the Registrant dated
                    February 12, 2001 and filed February 13, 2001
                    - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on March 22, 2002.

          (b) By-Laws - Incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on July 16, 1996.

          (c)  Not applicable.

          (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
               filed with the Securities and Exchange Commission on November 2, 1998.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707)
                    filed with the Securities and Exchange
                    Commission on November 2, 1998.

               (2) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. and selected dealers offering shares of Registrant - Filed herewith.

               (3) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. and selected agent making available shares of the Registrants - Filed herewith.

          (f)  Not applicable.

          (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

          (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

          (i) Consent and Opinion of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of Independent Auditors - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m) Rule 12b-1 Plan - See Exhibit (e)(1) and (2) above.

          (n) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to
               Exhibit 18 to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on August 27, 1996.

          (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2)  Code of Ethics for Alliance Capital
                    Management L.P. and AllianceBernstein
                    Investment Research and Management, Inc.
                    incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 26, 2001.

     OTHER EXHIBITS:

          Powers of Attorney of: Ruth S. Block, John D. Carifa, David H. Dievler, David H. Dobkin, William H. Foulk, Jr., Howard E. Hassler, Clifford L. Michel and Donald
          J. Robinson - Incorporated by reference to Other Exhibits to Post Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on March 22, 2002.

ITEM 24.  Persons Controlled by or Under Common Control with the
          Fund.

          None.

ITEM 25.  INDEMNIFICATION

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23 hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23 hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit e(1) in response to Item 23 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) in response to Item 23 hereto.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
          1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               Alliance Capital Reserves
               Alliance Government Reserves
               Alliance Institutional Reserves, Inc.
               Alliance Municipal Trust
               Alliance Variable Products Series Fund, Inc.
               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc.
               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc.
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc. AllianceBernstein Institutional Funds, Inc. AllianceBernstein International Premier Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust,
               Inc.
               AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein New Europe Fund, Inc. AllianceBernstein Premier Growth Fund, Inc. AllianceBernstein Quasar Fund, Inc. AllianceBernstein Real Estate Investment Fund, Inc.
               AllianceBernstein Select Investor Series, Inc. AllianceBernstein Technology Fund, Inc. AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Worldwide Privatization Fund,
               Inc.
               Sanford C. Bernstein Fund, Inc.
               The AllianceBernstein Portfolios
               The Korean Investment Fund, Inc.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                              POSITIONS AND              POSITIONS AND
                              OFFICES WITH               OFFICES WITH
NAME                          UNDERWRITER                REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                   President,
                                                         Director

Richard K. Saccullo           Director and President

Susan L. Matteson-King        President of Cash
                              Management Services

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              and Managing Director

Kurt H. Schoknecht            Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,     Secretary
                              General Counsel and
                              Secretary

Benji A. Baer                 Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

Richard W. Dabney             Senior Vice President

Mark J. Dunbar                Senior Vice President

John C. Endahl                Senior Vice President

Andrew L. Gangolf             Senior Vice President      Assistant
                              and Assistant General      Secretary
                              Counsel

John Grambone                 Senior Vice President

William B. Hannigan           Senior Vice President

Bradley F. Hanson             Senior Vice President

Timothy A. Hill               Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

John J. O'Conner              Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President      Assistant
                              and Assistant General      Secretary
                              Counsel

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Michael J. Tobin              Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Keith A. Yoho                 Senior Vice President

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Gerard J. Friscia             Vice President &
                              Controller

Michael W. Alexander          Vice President

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Charles M. Barrett            Vice President

Troy E. Barton                Vice President

Matthew F. Beaudry            Vice President

Laura J. Beedy                Vice President

Gregory P. Best               Vice President

Daniel U. Brakewood           Vice President

Robert F. Brendli             Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

Leo H. Cook                   Vice President

Jean A. Coomber               Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Jennifer M. DeLong            Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

John S. Egrer                 Vice President

Adam E. Engelhardt            Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Mark D. Gersten               Vice President             Treasurer and
                                                         Chief Financial
                                                         Officer

Thomas R. Graffeo             Vice President

Marci Green                   Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Jean-Francois Y. Hautemulle   Vice President

George R. Hrabovsky           Vice President

Dinah J. Huntoon              Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Eric L. Levinson              Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Scott T. Malatesta            Vice President

Kathryn Austin Masters        Vice President

Michael V. Miller             Vice President

Marcia L. Mohler              Vice President

Thomas F. Monnerat            Vice President

Michael F. Nash, Jr.          Vice President

Jamie A. Nieradka             Vice President

Nicole Nolan-Koester          Vice President

Charles B. Nanick             Vice President

Peter J. O'Brien              Vice President

Timothy J. O'Connell          Vice President

Richard J. Olszewski          Vice President

Albert Orokos                 Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Catherine N. Peterson         Vice President

Mark A. Pletts                Vice President

James J. Posch                Vice President

Arlene L. Reddington          Vice President

Carol H. Rappa                Vice President

Bruce W. Reitz                Vice President

James A. Rie                  Vice President

Karen C. Satterberg           Vice President

Eileen B. Sebold              Vice President

Stephanie Seminara            Vice President

Richard J. Sidell             Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Jeffrey C. Smith              Vice President

Eileen Stauber                Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Jesse L. Weissberger          Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Scott Whitehouse              Vice President

Matthew Witschel              Vice President

Michael A. Wolfsmith          Vice President

Stephen P. Wood               Vice President

Richard J. Appaluccio         Assistant Vice President

Omar J. Aridi                 Assistant Vice President

Joseph D. Asselta             Assistant Vice President

Andrew Berger                 Assistant Vice President

Susan Bieber                  Assistant Vice President

Paul G. Bishop                Assistant Vice President

Henry Brennan                 Assistant Vice President

Alan T. Brum                  Assistant Vice President

Mark S. Burns                 Assistant Vice President

Maria L. Carreras             Assistant Vice President

Chul Y. Chang                 Assistant Vice President

Judith A. Chin                Assistant Vice President

Jorge Ciprian                 Assistant Vice President

Jeffrey T. Coghan             Assistant Vice President

Kenneth J. Connors            Assistant Vice President

Shawn Conroy                  Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Bernard J. Eng                Assistant Vice President

Jeffrey M. Eschert            Assistant Vice President

Michael J. Eustic             Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Mark W. Hubbard               Assistant Vice President

David A. Hunt                 Assistant Vice President

Kumar Jagdeo II               Assistant Vice President

Michael J. Kawula             Assistant Vice President

Elizabeth E. Keefe            Assistant Vice President

Edward W. Kelly               Assistant Vice President

Thomas J. Khoury              Assistant Vice President

Jeffrey M. Kusterer           Assistant Vice President

Evamarie C. Lombardo          Assistant Vice President

Daniel K. McGouran            Assistant Vice President

Richard F. Meier              Assistant Vice President

Steven M. Miller              Assistant Vice President

Jeffrey D. Mosco              Assistant Vice President

John J. Multhauf              Assistant Vice President

Alex E. Pady                  Assistant Vice President

Wandra M. Perry-Hartsfield    Assistant Vice President

Irfan A. Raja                 Assistant Vice President

Rizwan A. Raja                Assistant Vice President

Christopher C. Reimer         Assistant Vice President

Brendan J. Reynolds           Assistant Vice President

David J. Riley                Assistant Vice President

Christopher P. Rodney         Assistant Vice President

Peter V. Romeo                Assistant Vice President

Jessica M. Rozman             Assistant Vice President

Michelle Y. Ryba              Assistant Vice President

Christina Santiago            Assistant Vice President
                              and Counsel

Matthew J. Scarlata           Assistant Vice President

John Scialabba                Assistant Vice President

Orlando Soler                 Assistant Vice President

Nancy D. Testa                Assistant Vice President

Elsia M. Vasquez              Assistant Vice President

Nina C. Wilkinson             Assistant Vice President

Mark R. Manley                Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of The Bank of New York, the Registrant's custodian, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 26th day of March, 2003 .

                         ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
                         FUND, INC.


                         By /s/ John D. Carifa
                            ------------------------------
                            John D. Carifa
                            Chairman and President

     Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                     TITLE            DATE

1)   Principal Executive
     Officer

/s/ John D. Carifa
-----------------------       Chairman and
    John D. Carifa            President        March   26, 2003

2)   Principal Financial
     and Accounting Officer

/s/ Mark D. Gersten
-----------------------       Treasurer and
    Mark D. Gersten           Financial
                              Officer          March   26, 2003

3)   All of the Directors
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Howard E. Hassler
    Clifford L. Michel
    Donald J. Robinson

by  Edmund P. Bergan, Jr.
    -----------------------                    March   26, 2003
    Edmund P. Bergan, Jr.
    (Attorney-in-fact)

                        INDEX TO EXHIBITS

                                                             PAGE

(e)(2)      Form of Selected Dealer Agreement
(e)(3)      Form of Selected Agent Agreement

(i)         Consent and Opinion of Counsel
(j)         Consent of Independent Auditors

00250.0231 #386416v2